As filed with the Securities and Exchange Commission on March 28, 2008.
Registration No. 33-6418
1940 Act File No. 811-4946

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 27	☒
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 29	☒
(Check Appropriate box or boxes)

Thompson Plumb Funds, Inc.
(Exact Name of Registrant as Specified in Charter)

1200 JOHN Q. HAMMONS DRIVE
FIFTH FLOOR
MADISON, WISCONSIN	53717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (608) 831-1300

John W. Thompson
1200 John Q. Hammons Drive
Fifth Floor
Madison, Wisconsin 53717
(Name and Address of Agent for Service)

Copy to:
Conrad G. Goodkind, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)
☒ on March 31, 2008 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

THOMPSON PLUMB FUNDS, INC.
1-800-999-0887
www.thompsonplumb.com

PROSPECTUS
MARCH 31, 2008

THOMPSON PLUMB GROWTH FUND

THOMPSON PLUMB MIDCAP FUND

THOMPSON PLUMB BOND FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

Money you invest in the Funds is not a deposit of a bank. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

RISK/RETURN SUMMARY

Thompson Plumb Growth Fund

Investment Objective. The Growth Fund seeks a high level of long-term capital appreciation.

Principal Strategies. The Growth Fund normally invests at least 65% of its total assets in a diversified portfolio of common stocks. Although current income is not its primary objective, the Growth Fund anticipates that capital growth will be accompanied by growth through dividend income.

We invest in common stocks that possess most of the following characteristics:

•	Leading market positions
•	High barriers to entry and other competitive or technological advantages
•	High returns on equity and assets
•	Good growth prospects
•	Strong management
•	Relatively low debt burdens

We also generally seek to identify investment opportunities in equity securities of companies that we believe have above-average potential for earnings and dividend growth.

To achieve a better risk-adjusted return on its equity investments, the Growth Fund invests in many types of stocks, including a blend of large company stocks, small company stocks, growth stocks and value stocks. We believe that holding a diverse group of stocks will provide competitive returns under different market environments, as opposed to more narrow investment styles. Our flexible approach to equity investing enables us to adapt to changing market trends and conditions and to invest wherever we believe opportunity exists.

Risks. An investment in the Growth Fund is subject to risks, including the possibility that its share price and total return may decline as a result of a decline in the value of its portfolio of common stocks. As a result, loss of money is a risk of investing in the Growth Fund. The common stocks in which the Growth Fund invests fluctuate in value due to changes in the securities markets, general economic conditions and factors that particularly affect the issuers of these stocks and their industries. From time to time we may prefer a certain investment style such as a growth style or value style that may underperform and/or be more volatile than other investment styles or the stock markets generally during these periods. In addition, our selection of securities for the Growth Fund may not perform as well as we expected when we bought them or as well as the securities markets generally. In addition, we may buy common stocks of companies with small market capitalizations which involve more risk than investments in larger companies because their shares may be subject to greater price fluctuation, and may have less market liquidity.

Generally, the Growth Fund does not purchase securities for short-term trading. However, when appropriate, it will sell securities without regard to length of time held. A high portfolio turnover rate may increase transaction costs, which would adversely affect the Growth Fund's performance, and result in increased taxable gains and income to an investor.

The Growth Fund is suitable if you are looking for capital appreciation by investing in a diverse group of stocks, and have a long-term perspective.

Past Performance. The bar chart and table below provide some indication of the risks of investing in the Growth Fund by showing how the Fund's total returns before taxes have varied from year to year and how the Fund's average annual total returns (both before and after taxes) for one, five and ten years compare to a broader measure of market performance. As with all mutual funds, the Fund’s past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

Growth Fund
Year-By-Year Total Returns

The Fund's highest/lowest quarterly results during this period were:

Highest:	25.00%	(quarter ended 12/31/98)
Lowest:	-18.94%	(quarter ended 9/30/02)

Growth Fund Average Annual Total Returns (for the periods ended December 31, 2007)
	1 Year	5 Years	10 Years
Return Before Taxes	-6.58%	7.56%	8.01%
Return After Taxes on Distributions	-8.69%	6.77%	6.42%
Return After Taxes on Distributions and Sale of Fund Shares	-1.51%	6.54%	6.38%
S&P 500 Index(1) (reflects no deduction for fees, expenses, or taxes)	5.49%	12.82%	5.91%
________________________
(1)	The S&P 500 Index is an unmanaged index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is commonly used to measure the performance of U.S. stocks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Thompson Plumb MidCap Fund

Investment Objective. The MidCap Fund seeks a high level of long-term capital appreciation by investing in securities of medium-sized companies.

Principal Strategies. The MidCap Fund normally invests at least 80% of its total assets in a diversified portfolio of common stocks of medium-sized companies, with market capitalizations at the time of purchase between $1 billion and $10 billion. The Fund's characterization of the market capitalization range for medium sized companies is based on its benchmark, the Russell Midcap Index, a widely known index. Although market capitalizations are constantly changing, as of December 31, 2007, the Russell Midcap Index included companies with market capitalizations between $479 million and $42.1 billion.

We invest in common stocks that possess most of the following characteristics:

•	Strong market positions
•	High barriers to entry and other competitive or technological advantages
•	High returns on equity and assets
•	Good growth prospects
•	Strong management
•	Relatively low debt burdens

We also generally seek to identify investment opportunities in equity securities of companies that we believe have above-average potential for earnings and dividend growth.

To achieve a better risk-adjusted return on its equity investments, the MidCap Fund invests in a diversified portfolio of companies, including companies from a blend of industries and style classes. The MidCap Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or reposition assets to more promising opportunities.

Risks. An investment in the MidCap Fund is subject to risks, including the possibility that its share price and total return may decline as a result of a decline in the value of its portfolio of common stocks. As a result, loss of money is a risk of investing in the MidCap Fund. The medium-sized companies in which the MidCap Fund invests often have greater price volatility, lower trading volume and less liquidity than larger, more-established companies. As a class, medium-sized companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or services markets, fewer financial resources and less competitive strength than larger companies. The common stocks in which the MidCap Fund invests fluctuate in value due to changes in the securities markets, general economic conditions and factors that particularly affect the issuers of these stocks and their industries. From time to time, we may prefer a certain investment style such as a growth style or value style that may underperform and/or be more volatile than other investment styles or the stock markets generally during these periods. In addition, our selection of securities for the MidCap Fund may not perform as well as we expect when we buy them or as well as the securities markets generally.

Generally, the MidCap Fund does not purchase securities for short-term trading. However, when appropriate, it will sell securities without regard to length of time held. A high portfolio turnover rate may increase transaction costs, which would adversely affect the MidCap Fund's performance, and result in increased taxable gains and income to an investor.

The Mid Cap Fund is suitable if you are looking for capital appreciation by investing in a diverse group of medium-sized companies and have a long-term perspective.

Past Performance. No historic performance information is available for the MidCap Fund as it did not commence operations until March 31, 2008.

Thompson Plumb Bond Fund

Investment Objective. The Bond Fund seeks a high level of current income while preserving capital.

Principal Strategies. The Bond Fund normally invests at least 80% of its total assets in a diversified portfolio of bonds, including corporate bonds, short-term debt instruments, mortgage-related securities, U.S. Treasury securities and other debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities). Although the Bond Fund invests primarily in investment-grade debt securities (i.e., those rated in the four highest rating categories by S&P or Moody's), it may invest up to 10% of its total assets in bonds rated below investment grade. In the aggregate, these below investment grade bonds along with the other bonds in the Fund’s portfolio will comprise at least 80% of the Fund’s total assets. The Bond Fund may invest up to 20% of its total assets in other non-debt securities. The dollar-weighted average portfolio maturity of the Bond Fund will normally not exceed 10 years. The Bond Fund does not purchase securities with a view to rapid turnover.

Risks. The share price, total return and yield of the Bond Fund will fluctuate depending on changes in the market value and yields of the bonds in the Fund's portfolio. As a result, loss of money is a risk of investing in the Bond Fund. The value of bonds is affected primarily by changes in interest rates, average maturities and the investment and credit quality of the securities. A bond's market value increases or decreases in order to adjust its yield to current interest rate levels. A bond's yield reflects the bond's fixed annual interest as a percentage of its current price. Therefore, bond prices generally move in the opposite direction of interest rates and movements in interest rates typically have a greater effect on prices of longer term bonds than on those with shorter maturities. Changes in prevailing interest rates will also affect the yield on shares of the Bond Fund. Interest rate fluctuations, however, will not affect the income received by the Bond Fund from its existing portfolio of fixed income securities (other than from variable rate securities).

The Bond Fund is subject to credit risk, which is the risk that the issuers of the bonds in which the Fund invests may default on interest and/or principal payments. The creditworthiness of an issuer could deteriorate because of developments affecting the issuer uniquely, industry developments or general economic conditions. Such deterioration increases the risk of default and would likely cause a decline in the bond's value.

Because it can invest up to 10% of its total assets in bonds rated below investment grade (commonly referred to as "junk" or "high-yield" bonds), the Bond Fund is subject to junk bond risk. Junk bonds are considered speculative with regard to the issuer's capacity to pay interest and repay principal. Such bonds are subject to possible risk of issuer default or bankruptcy, lack of liquidity and sensitivity to adverse economic events or developments specific to the issuer.

Certain of the bonds held by the Bond Fund (particularly mortgage-related securities) may be prepaid prior to their scheduled maturity dates. Prepayment is likely during periods of falling interest rates. Risk of prepayment generally affects the price and yield of a bond and their volatility because prepayment shortens the life of the bond and thus the expected interest payments from that bond. Prepayment will also require the Bond Fund to reinvest the proceeds in other securities usually at lower rates and yields.

If the Bond Fund invests in non-government, mortgage-related securities or other asset-related securities, the Bond Fund is subject to the risk that, if the issuer fails to pay interest or repay principal or otherwise defaults on the underlying loans, the asset backing of these securities may not be sufficient to support payments on the securities. There is also the possibility that the issuer may receive little or no collateral protection from the underlying assets or that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. An unexpectedly high rate of defaults on mortgages may adversely affect the value of a non-government, mortgage-related security and could result in losses to the Bond Fund. In addition, changes in interest rates affect the value of non-government, mortgage-related securities and other asset-related securities. Some non-government, mortgage-related securities may be structured so that they may be particularly sensitive to changes in interest rates.

Although U.S. Treasury securities are backed by the full faith and credit of the United States Treasury, not all of the securities issued by U.S. Government agencies and instrumentalities in which the Bond Fund may invest are issued or guaranteed by the U.S. Treasury. Such securities vary in terms of the degree of support afforded by the U.S. Government. Some agency securities are supported by the agency's right to borrow from the U.S. Treasury, such as those issued by the Federal Home Loan Banks. Still others are supported only by the discretionary authority of the U.S. Treasury to purchase the agency's obligations, such as those issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or by the credit of the agency that issued them, such as those issued by the Federal National Mortgage Association ("Fannie Mae"). Because there is no guarantee that the U.S. Government will provide support to such agencies, such securities involve risk of loss of principal and interest. In contrast, mortgaged-backed securities issued by other U.S. Government-sponsored entities, such as the Government National Mortgage Association ("Ginnie Mae"), are guaranteed by the full faith and credit of the U.S. Government. However, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government only means that the timely payment of interest and principal of such security is guaranteed. The U.S. Government does not guarantee market prices or yields for such securities. The Bond Fund may invest in mortgage-backed securities issued by the U.S. Government, its agencies, instrumentalities, and other government-sponsored entities (including those issued by Freddie Mac, Fannie Mae, or Ginnie Mae) without limitation as to as to the amount of investment in such securities.

The selection of securities for the Bond Fund may not perform as well as expected when they were purchased or as well as the bond markets generally.

Generally, the Bond Fund does not purchase securities for short-term trading. However, when appropriate, it will sell securities without regard to length of time held. A high portfolio turnover rate may increase transaction costs, which would adversely affect the Bond Fund's performance, and result in increased taxable gains and income to an investor.

The Bond Fund is suitable if you are looking for current income through investment-grade debt securities.

Past Performance. The bar chart and table below provide some indication of the risks of investing in the Bond Fund by showing how the Fund's total returns before taxes have varied from year to year and how the Fund's average annual total returns (both before and after taxes) for one, five and ten years compare to a broader measure of market performance. As with all mutual funds, the Fund’s past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

Bond Fund
Year-By-Year Total Returns

The Fund's highest/lowest quarterly results during this period were:

Highest:	6.59%	(quarter ended 6/30/03)
Lowest:	-1.95%	(quarter ended 6/30/02)

Bond Fund
Average Annual Total Returns
(for the periods ended December 31, 2007)

	1 Year	5 Years	10 Years
Return Before Taxes	5.67%	5.52%	5.32%
Return After Taxes on Distributions	3.98%	3.76%	3.27%
Return After Taxes on Distributions and Sale of Fund Shares	3.66%	3.72%	3.30%
Lehman Brothers Intermediate Govt./Credit 1-10 year Index(1) (reflects no deductions for fees, expenses or taxes)	7.39%	4.06%	5.76%
Lehman Brothers Govt./Credit 1-5 year Index(2) (reflects no deductions for fees, expenses or taxes)	7.27%	3.60%	5.35%
____________________________
(1)
The Lehman Brothers Intermediate Government/Credit 1-10 year Index is an index of all investment grade bonds with maturities of more than one year and less than 10 years. The Lehman Brothers Intermediate Government/Credit 1-10 Year Index is a market value weighted performance benchmark.

(2)
The Lehman Brothers Government/Credit 1-5 year Index is an index of all investment grade bonds with maturities of more than one year and less than 5 years. The Lehman Brothers Government/Credit 1-5 Year Index is a market value weighted performance benchmark.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Bond Fund's annualized yield for the 30 days ended December 31, 2007 was 5.35% (after the reimbursement and waiver of certain fees by the Advisor). For current yield information, please call 1-800-999-0887.

FEES AND EXPENSES

This summary describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment). Because the Funds are no-load funds, you pay no fee or sales charges when you buy, sell or exchange shares. However, you will be charged a fee (currently $15.00) when you have redemption proceeds paid to you by wire transfer. Accounts in a Fund with a balance of less than $2,000 may be subject to a $15.00 annual fee.

Annual Operating Expenses (expenses that are deducted from Fund assets).

	Growth Fund	MidCap Fund	Bond Fund
Management Fees	0.91%	1.00%	0.65%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.22%	1.10%(1)	0.59%
Total Annual Fund Operating Expenses	1.13%	2.10%	1.24%
Less: Fee Waiver and/or Expense Reimbursement	--	(0.80%)(2)	(0.65)%(3)
Net Expenses	1.13%	1.30%	0.59%

Example:

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem (or sell) all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The assumed return does not represent actual or future performance and your actual costs may be higher or lower. However, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Growth Fund	$115	$359	$622	$1,375

MidCap Fund	$132	$581	--	--

Bond Fund	$60	$329	$618	$1,443
_______________________
(1)	"Other Expenses" are based on estimated amounts for the fiscal year ending November 30, 2008. Actual expenses may vary from those indicated.

(2)
The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the MidCap Fund from March 31, 2008 through March 31, 2009, so that the annual operating expenses of the Fund do not exceed 1.30% of its average daily net assets.

(3)
The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the Bond Fund from March 31, 2008 through March 31, 2009, so that the annual operating expenses of the Fund do not exceed 0.59% of its average daily net assets.

ADDITIONAL INFORMATION ABOUT INVESTMENT
OBJECTIVES, STRATEGIES AND RISKS

Growth Fund

Objective and Principal Strategies. The Growth Fund seeks a high level of long-term capital appreciation.

We may invest some (but less than one-third) of the Growth Fund's assets in stocks of smaller companies whose market capitalizations are less than $1 billion.

Other Strategies. In addition to common stocks, the Growth Fund may invest in preferred stocks, convertible preferred stocks, American Depository Receipts (ADRs), private placement securities and convertible fixed income securities and other corporate debt securities. We generally limit the Growth Fund’s purchase of preferred stocks, convertible preferred stocks and convertible fixed income securities to 10% or less of the Fund’s assets. We generally limit the Growth Fund’s purchase of private placement securities to 5% or less of the Fund’s assets. Although the Growth Fund generally purchases securities that are of investment grade, that is, rated in one of the four highest rating categories by S&P or Moody's, we may invest up to 5% of our assets in fixed-income securities that are rated below investment grade. The Growth Fund may also invest in income producing, shortterm debt instruments as a reserve for future purchases of securities.

Risks. The share price and total return of the Growth Fund will increase or decrease depending on changes in the value of the common stocks in its portfolio. See "Risks" below.

MidCap Fund

Objective and Principal Strategies. The MidCap Fund seeks a high level of long-term capital appreciation.

Other Strategies. In addition to common stocks, the MidCap Fund may invest in preferred stocks, convertible preferred stocks, American Depository Receipts (ADRs), private placement securities and convertible fixed income securities and other corporate debt securities. We generally limit the MidCap Fund’s purchase of preferred stocks, convertible preferred stocks and convertible fixed income securities to 10% or less of the Fund’s assets. We generally limit the MidCap Fund’s purchase of private placement securities to 5% or less of the Fund’s assets. Although the MidCap Fund generally purchases securities that are of investment grade, that is, rated in one of the four highest rating categories by S&P or Moody's, we may invest up to 5% of our assets in fixed-income securities that are rated below investment grade. The MidCap Fund may also invest in income producing, short-term debt instruments as a reserve for future purchases of securities. In the aggregate, the MidCap Fund will invest no more than 10% of its assets in fixed-income securities.

Risks. The share price and total return of the MidCap Fund will increase and decrease depending on changes in the value of the investments in the portfolio. See "Risks" below.

Bond Fund

Objective and Principal Strategies. The Bond Fund seeks a higher level of current income, while at the same time preserving investment capital. The Bond Fund invests primarily in a diversified portfolio of investment-grade bonds. Such securities generally include the following types:

•
Debt securities of domestic issuers, and of foreign issuers payable in U.S. dollars (corporate debt securities) rated at the time of purchase within the four highest categories by either S&P or Moody's;

•	Securities backed by the full faith and credit of the U.S. Government, such as U.S. Treasury notes, bills and bonds and GNMA certificates;

•
Securities issued or guaranteed by an agency or instrumentality of the U.S. Government: that are secured by the right of the agency to borrow from the U.S. Treasury, such as securities issued by the Federal Home Loan Banks; that are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the agency or instrumentality, such as securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"); or that are supported only by the credit of the instrumentality itself, such as securities issued by the Federal National Mortgage Corporation ("Fannie Mae");

•	Mortgage-related securities issued or guaranteed by private issuers and guarantors rated at the time of purchase within the four highest categories by S&P or Moody's;

•	Commercial paper rated within the two highest categories for commercial paper or short-term debt securities by either S&P or Moody's at the time of purchase;

•	Obligations of banks and thrifts whose deposits are insured by the FDIC; and

•
Short-term corporate obligations, including variable rate demand notes if the issuer has commercial paper or short-term debt securities rated within the two highest categories by either S&P or Moody's at the time of purchase.

Although there are no restrictions on the maturity of securities in which the Bond Fund may invest, it is anticipated that during normal market conditions, the dollar-weighted average portfolio maturity of the Fund will not normally exceed 10 years. In calculating average maturity, the stated final maturity date of a security is used, unless it is probable that the issuer will shorten the maturity, in which case the date on which it is probable that the issuer will call, refund or redeem the security is used. The Advisor actively manages the portfolio maturity of the debt securities in the Bond Fund's portfolio, consistent with the Fund’s investment objective, according to the Advisor’s assessment of the interest rate outlook. During periods of rising interest rates, the Advisor will likely attempt to shorten the average maturity of the portfolio to cushion the effect of falling bond prices on the Fund's share price. When interest rates are falling and bond prices are increasing, on the other hand, the Advisor will likely seek to lengthen the average maturity.

Notwithstanding the foregoing, the Bond Fund may invest up to 10% of its total assets in debt securities (including convertible securities) that are rated below investment grade, i.e., below "BBB" by S&P or "Baa" by Moody's. Such securities are considered speculative with regard to the issuer's capacity to pay interest and repay principal.

Other Strategies. In addition, at certain times, up to 5% of the Bond Fund’s assets may be invested in common stock due to the Fund obtaining such stock through a conversion, reorganization or other actions, which do not involve the direct investment of the Fund in common stock.

Risks. The share price, yield and total return of the Bond Fund will increase or decrease depending on changes in the value of, and interest rates and yield on, the fixed income securities in the Bond Fund's portfolio. See "Risks" below.

Risks

Common Stocks. The Growth Fund and MidCap Fund invest in common stocks. Common stocks fluctuate in value for various reasons, including changes in the equities markets, general economic or political changes, interest rate changes and factors particularly affecting the issues of stocks and their industries. In addition, the Growth Fund may invest in stocks of companies with small market capitalizations (under $1 billion) and which may be traded only in the over-the-counter market. Stocks of smaller companies are subject to greater price volatility than stocks of large companies and may have less market liquidity. The MidCap Fund invests 80% of its total assets in common stocks of medium-sized companies, with market capitalizations between $1 and $10 billion. Stocks of medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger, more-established companies. As a class, medium-sized companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or services markets, fewer financial resources and less competitive strength than larger companies. To the extent the Bond Fund holds common stocks through a conversion, reorganization or other actions, the Bond Fund will also be subject to these risks.

Preferred Stocks. The Growth Fund and MidCap Fund may invest in preferred stocks. Preferred stocks represent an equity or ownership interest in an issuer. Preferred stocks normally pay dividends at a specified rate and have precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on an issuer’s common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Convertible Preferred Stock. The Growth Fund and MidCap Fund may invest in convertible preferred stock. Convertible preferred stock is preferred stock that may be exchanged for or converted into the common stock of the same (or a different) issuer at the option of the holder during a specified period of time. In exchange for the conversion feature, however, dividends on a convertible preferred stock are generally less than would be the case if the stock was issued in non-convertible form.

The value of a convertible preferred stock tends to increase as the price of the underlying common stock goes up, and to decrease as the price of the underlying common stock goes down. In addition, convertible preferred stocks tend to increase in value when interest rates fall and decrease in value when interest rates rise. Because both stock market movements and interest rates can influence its value, a convertible preferred stock is not as sensitive to interest rate changes as a non-convertible debt security, nor is it as sensitive to changes in the share price of its underlying common stock.

Convertible preferred stocks are senior securities and, therefore, generally have a claim against the assets of the issuing corporation that is superior to the claims of holders of the issuer’s common stock upon liquidation of the corporation. However, a convertible preferred stock holder’s claim against the assets of the issuing corporation is subordinate to the claims of holders of the issuer’s debt securities upon liquidation of the corporation.

Convertible Debt. The Growth Fund, MidCap Fund and Bond Fund may invest in convertible debt. A convertible debt security is a fixed-income security that can be converted into shares of stock in the issuing company, usually at some pre-announced ratio. The option component of this security, which allows for the holder to convert debt into equity,  results in the holder receiving lower yields as compared to non-convertible securities, but a higher yield than is generally obtainable on the equity shares into which it converts. Although it typically has a low coupon rate, the holder is compensated with the ability to convert the debt to common stock, usually at a substantial premium to the stock's market value.

Typically, convertible debt securities will be classified as subordinated debt and, therefore, are more risky than unsubordinated debt.  Subordinated debt holders are lower in the hierarchy as far as principal repayment during times of distress for the issuer.

Convertible debt securities are a less risky investment than common stock but can provide higher equity-like returns.  They are less volatile than stocks and their value can only fall to a price where the yield would be equal to that of a non-convertible debt security of the same terms.  They offer strong downside protection in a bear market, but also allow the investor to take part in the profits as a stock moves higher.

Convertibles can be disadvantageous in the sense that the holder will be receiving substantially lower yield to maturity in comparison to the non-convertible equivalent.  This is generally a concern when the issuer's equity does not achieve the upward price projections that would make taking the lower yield speculation worthwhile.

Investment Style. The Growth Fund and MidCap Fund are subject to "style" risk, which is the risk that their respective investment styles may perform differently from funds with other investment styles or the equities markets generally from time to time due to market and economic conditions as well as issuer and industry developments.

The Growth Fund and MidCap Fund have a blended investment style, which is generally characterized as "growth at a reasonable price." Each Fund may favor either growth stocks or value stocks depending on the Advisor's assessment of market conditions and other factors. Growth stocks are those of companies perceived to have good growth prospects and are often characterized by increasing revenues or earnings. They typically have higher price/earning ratios and as a result tend to be sensitive to changes in their earnings and corporate developments and are more volatile than other types of stocks. Value stocks are those of companies whose stock prices are believed to be undervalued relative to their intrinsic value. They are often overlooked or out-of-favor with investors. To the extent the Growth Fund or MidCap Fund emphasizes growth stocks (or value stocks) during a particular period, it may be subject to the risk that such stocks will underperform and/or be more volatile than the market or other types of securities.

Stock Selection. The Growth Fund and MidCap Fund are subject to manager or stock selection risk, which is the risk that a portfolio manager's decision to acquire stocks of particular companies may prove to be unwise because of factors that were not adequately foreseen by the portfolio manager when making the investment. This risk is exacerbated when an investment is significant relative to a Fund's total assets.

Volatility Risk. The Growth Fund and MidCap Fund are subject to volatility risk, which is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment.

Fixed Income Securities. The Bond Fund and, to a lesser extent, the Growth Fund and MidCap Fund may invest in bonds and other fixed-income securities, including convertible securities. The total return realized by a Fund on the fixed income portion of its portfolio consists of the change in the value of the fixed income securities held by the Fund and the income generated by those securities. The value of fixed income securities is affected primarily by changes in interest rates, average maturities, the securities' investment quality and the creditworthiness of the issuer.

A bond's yield reflects the fixed annual interest as a percentage of its current price. The price (the bond's market value) will increase or decrease in order to adjust the bond's yield to current interest rate levels. Therefore, bond prices generally move in the opposite direction of interest rates. As a result, interest rate fluctuations will affect the net asset value of a Fund that invests in bonds, but will not affect the interest income received by the Fund from its existing portfolio of fixed income securities. However, changes in prevailing interest rates will affect the yield on shares subsequently issued by the Fund. Movements in interest rates also typically have a greater effect on the prices of longer term bonds than on those with shorter maturities.

The fixed-income securities in which the Funds invest are generally investment grade, meaning that they are rated in one of the four highest rating categories by S&P's or Moody's. However, the Growth Fund and MidCap Fund may invest up to 5% of their total assets in fixed income securities rated below investment grade, and the Bond Fund may invest up to 10% of its total assets in fixed income securities rated below investment grade. At times, the percentage of net assets represented by non-investment grade debt securities may exceed these limits due to market appreciation and/or downgrading of securities. Non-investment grade securities, commonly referred to as "high-yield/high-risk" or "junk" bonds, are considered speculative with regard to the issuer's capacity to pay interest and repay principal. They are subject to special risks, including possible issuer default or bankruptcy, lack of liquidity and sensitivity to adverse economic events or developments specific to the issuer.

Other Information

Change in Investment Objective. Each Fund's investment objective may be changed by the Board of Directors without shareholder approval. However, the Board has no present plans to change any Fund's objective.

The policy of the MidCap Fund is to invest, under normal circumstances, at least 80% of its total assets in common stocks of medium-sized companies, with market capitalizations at the time of purchase between $1 and $10 billion. This policy may be changed by the Board upon at least 60 days' prior written notice to the shareholders, which notice will comply with the requirements of Rule 35d-1 under the 1940 Act.

The policy of the Bond Fund is to invest, under normal circumstances, at least 80% of its total assets in bonds. This policy may be changed by the Board upon at least 60 days' prior written notice to the shareholders, which notice will comply with the requirements of Rule 35d-1 under the 1940 Act.

Temporary Defensive Positions. Each Fund may invest, without limitation, in short-term instruments for defensive purposes in response to adverse market, economic and other conditions that could expose the Fund to a decline in value. Short-term instruments include commercial paper, certificates of deposit, U.S. Treasury bills, variable rate demand notes, repurchase agreements and money market funds. These temporary defensive positions are inconsistent with the Funds' principal investment strategies and make it harder for the Funds to achieve their objectives.

Fund Holdings Information

The Funds understand that portfolio holdings information is material, non-public information and that selective disclosure of such information may be prohibited. Accordingly, the Funds have adopted a policy regarding the disclosure of portfolio holdings information, which is described in the Statement of Additional Information and is available on the Funds' website at www.thompsonplumb.com.

Complete schedules of the Funds’ portfolio holdings as of the end of each calendar quarter are made available on the Funds’ website at www.thompsonplumb.com. These schedules are generally posted on the website within thirty (30) days of the end of each quarter.

MANAGEMENT

Investment Advisor

Thompson Investment Management, Inc. ("TIM" or the "Advisor"), 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, serves as investment advisor for the Thompson Plumb Funds, Inc. (the "Funds"). TIM also provides investment advice to individuals and institutional clients. As of January 1, 2008, TIM had approximately $1.23 billion of assets under management. TIM also acts as administrator to the Funds. In such capacity, TIM provides the Funds with administrative and accounting services. TIM is controlled by John W. Thompson.

During the fiscal year ended November 30, 2007, the Growth Fund paid management fees to TIM of 0.91% of the Fund's average daily net assets during that year. During the fiscal year ended November 30, 2007, the Bond Fund paid management fees to TIM of 0.65% of the Fund's average daily net assets during that year; however, TIM waived and/or reimbursed operating fees of 0.65% during that year. The MidCap Fund did not commence operations under March 31, 2008 and, therefore, did not pay fees for investment advisory services for the fiscal year ended November 30, 2007.

A discussion regarding the basis for the Board of Directors approving the investment advisory contract of the Funds is available in Thompson Plumb Funds’ Annual Report to Shareholders for the period ended November 30, 2007 and will be available in Thompson Plumb Funds’ Annual Report to Shareholders for the period ended November 30, 2008.

Portfolio Managers

The Portfolio Managers for each of the Funds are identified below. Some Funds have a single Portfolio Manager, and other Funds have Co-Portfolio Managers who work together. Portfolio management at TIM is a collaborative process.

With regard to the Growth Fund and Bond Fund, the two listed Co-Portfolio Managers are equally responsible for day-to-day management of the Funds and generally work together in developing investment strategies and selecting securities. However, in certain cases, a Co-Portfolio Manager may act independently in selecting securities, but only with prior approval from the other Co-Portfolio Manager. The Co-Portfolio Managers are assisted by other employees of TIM.

With regard to the MidCap Fund, the listed Portfolio Manager is primarily responsible for day-to-day management of the Fund, including the development of investment strategies for the Fund and selection of securities for the Fund. The Portfolio Manager is assisted by other employees of TIM.

Growth Fund. John W. Thompson and John C. Thompson serve as Co-Portfolio Managers for the Growth Fund. John W. Thompson has managed or comanaged the Growth Fund since its inception. Mr. Thompson is the Chairman, Chief Executive Officer and a Director of Thompson Plumb Funds, Inc. and President of TIM. Until January 2004, Mr. Thompson was President and Treasurer of Thompson, Plumb & Associates, Inc. Mr. Thompson has a B.S. degree from the University of Wisconsin and a M.B.A. from the Wharton School at the University of Pennsylvania. He is a CFA charterholder.

John C. Thompson has been actively involved in the management of the Growth Fund since January 1994. Mr. Thompson is the President and Chief Operating Officer of Thompson Plumb Funds, Inc. He is also Vice President of TIM. Previously, he worked in various capacities for Thompson, Plumb & Associates, Inc. Mr. Thompson received a B.S. degree from the University of Wisconsin and a M.B.A. from the University of Chicago. Mr. Thompson is a CFA charterholder.

MidCap Fund. John W. Thompson serves as Portfolio Manager for the MidCap Fund. Information about John W. Thompson is set forth under "Growth Fund" above.

 Bond Fund. John W. Thompson and John C. Thompson serve as Co-Portfolio Managers for the Bond Fund. John W. Thompson has managed or co-managed the Bond Fund since its inception and John C. Thompson has been actively involved in the management of the Bond Fund since 2004. Information about John W. Thompson and John C. Thompson is set forth under "Growth Fund" above.

Additional Information About Portfolio Managers

The Statement of Additional Information for the Funds provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Funds.

HOW TO BUY SHARES

General

You may buy shares of any of the Funds without a sales charge. The price you pay for the shares will be based on the net asset value per share next determined after your purchase order is received by the Funds through U.S. Bancorp Fund Services, LLC, the Funds' transfer agent ("Transfer Agent") or a clearing agency registered with the Securities and Exchange Commission (e.g., NSCC's Fund/SERV system), or received by Quasar Distributors, LLC, the principal underwriter and distributor of shares of the Funds ("Distributor"), or other broker-dealer or designated intermediary authorized by the Funds. That determination is made as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) every day on which the Exchange is open. You need to complete the Account Application and submit it to the Funds in order to purchase Fund shares. The Funds reserve the right to reject any purchase order for any reason. Shares generally may not be purchased by persons residing outside the United States. Please note that your application will be returned if any information is missing. The Funds do not issue share certificates.

Please call us at 1-800-999-0887 or visit our website at www.thompsonplumb.com if you have any questions about purchasing shares of the Funds or require additional assistance in completing your Account Application.

The initial and subsequent investment minimums for purchases of shares of a Fund are as follows:

To open an account:	$2,500 per Fund ($2,000 per IRA account)

To add to an account:	$100 ($50 for Automatic Investment Plan and Automatic Exchange Plan)

The initial and subsequent investment minimums are not imposed on retirement plan accounts (such as 401(k), 403(b), SIMPLE and SEP plans). In addition, we may waive the initial and subsequent investment minimum in other appropriate circumstances.

The Funds have established an Anti-Money Laundering Program as required by the USA PATRIOT Act. In order to ensure compliance with this law, the Funds are required to obtain the following information for all registered owners and all authorized individuals:

•	Full Name
•	Date of Birth
•	Social Security Number

•	Permanent Street Address (P.O. box is not acceptable)
•	Corporate accounts require additional documentation

The Funds will use such information to verify your identity and will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act. The Funds also reserve the right to close an account within five business days if identifying information or documentation is not received.

The Funds have not adopted a "Rule 12b-1" distribution plan and, thus, do not make any payments out of their assets for activities that are primarily intended to result in the sale of Fund shares. All sales, marketing and other distribution-related costs are borne by the Advisor, including the costs of advertising and sales literature, the fees and expenses of the Distributor, the costs of printing and mailing prospectuses, and compensation to broker-dealers and other intermediaries. In addition, the Advisor may offer additional non-cash compensation or sales incentives to certain broker-dealers and other intermediaries.

The Advisor may also make payments from its own resources to selected broker-dealers or financial institutions that perform various shareholder servicing, recordkeeping or other services with respect to the Funds. The payments that the Advisor may make to these broker-dealers are usually, but need not be, based on the aggregate value of accounts in the Funds for which these broker-dealers are responsible, or may include a flat fee, and the amounts can vary from firm to firm. The minimum aggregate size required for eligibility for such payments, as well as the factors in selecting the broker-dealer firms and institutions to which they will be made, are determine by the Advisor from time to time.

Purchase Procedures

You may buy shares of any Fund in the following ways:

To Open a New Account By Mail:

•	Complete the Account Application.

•
Make your check payable to "Thompson Plumb Funds" (note: your purchase must meet the applicable minimum). All purchases by check must be made in U.S. dollars, drawn on a domestic financial institution. No third party checks, credit cards, credit card checks, cashier's checks in amounts less than $10,000, Treasury Checks, traveler's checks, starter checks, cash or money orders will be accepted. The Funds are unable to accept post dated on-line bill pay checks, or any conditional order or payment. The Funds may refuse to accept other forms of payment at their discretion.

•	Send the completed Account Application and check to the applicable address listed below (note: $25 charge for returned checks).

Thompson Plumb Funds, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

To Add to an Existing Account By Personal Delivery/Express Mail:

•	Complete the Additional Investment form included with your account statement (or write a note with your account number).

•
Make your check payable to "Thompson Plumb Funds." All purchases by check must be made in U.S. dollars, drawn on a domestic financial institution. No third party checks, credit cards, credit card checks, cashier's checks in amounts less than $10,000, Treasury Checks, traveler's checks, starter checks, cash or money orders will be accepted. The Funds are unable to accept post dated on-line bill pay checks, or any conditional order or payment. The Funds may refuse to accept other forms of payment at their discretion.

•	Send the Additional Investment form (or note) and check to the applicable address listed below (note: $25 charge for returned checks).

Thompson Plumb Funds, Inc. c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

To Open a New Account By Wire or Electronic Funds Transfer:

•	Before you wire funds, we must have your completed Account Application. Complete and return the Account Application form to us at the applicable address set forth above.

•
Upon receipt of your completed Account Application, we will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit funds by wire using the instructions below.

WireTo:	U.S. Bank, N.A.
ABA 075000022

Credit:	c/o U.S. Bancorp Fund Services, LLC
Account 112-952-137

Further Credit:	(Name of Thompson Plumb Fund)
(Your Name)
(Account Number)

Note: Amounts sent by wire must be received before 3:00 p.m. Central Time in order to buy shares that day. Also, you are responsible for any charges that your bank may impose for effecting the wire or electronic funds transfer.

To Add to an Existing Account By Wire or Electronic Funds Transfer

•	Before sending your wire, please contact us at 1-800-999-0887 to advise us of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

You must have banking information established on your account prior to making a purchase. Investors may purchase additional shares on demand, by calling 1-800-999-0887. If elected on your Account Application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network, provided that your bank is a member. Your shares will be purchased at the net asset value calculated on the day of your purchase order. A $25 charge will be assessed for any such transfer that cannot be completed.

To Open an Account By Internet:

Not Applicable.

To Add to an Existing Account By Internet:

After your account is established, you may set up a PIN number by logging onto www.thompsonplumb.com. This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer via the Automated Clearing House (ACH) network. Please make sure that your account is set up with bank instructions and that your bank is an ACH member. You must provide a voided check with which to establish your bank account instructions in order to complete internet transactions.

To have your Fund shares purchased at the net asset value determined at the close of regular trading on a given date, the Transfer Agent must receive your purchase order before the close of regular trading on that date. You may not use Internet transactions for your initial purchase of Fund shares.

The Fund may alter, modify or terminate the Internet purchase option at any time. The minimum purchase amount by Internet is $100.

By accepting the Internet option, you authorize us to act upon the instruction of any person by Internet to purchase additional shares for your account, and you assume some risk for unauthorized transactions. We have procedures designated to reasonably assure that the Internet instructions are genuine, including requesting personal information and requesting your Personal Identification Number, which can be established on the website, and we will be liable to you if you suffer a loss from our failure to abide by these procedures.

To Open an Account By Automatic Investment Plan:

Not Applicable. (Note: This plan may be suspended, modified or terminated at any time.)

To Add to an Existing Account By Automatic Investment Plan:

•	Call us at 1-800-999-0887 or visit our website at www.thompsonplumb.com to obtain a regular Account Application.

•
Complete the Automatic Investment Plan section on the Regular Account Application to authorize the transfer of funds from your bank account, include a voided check with the application and indicate how often (monthly, bimonthly, quarterly or yearly) you wish to make automatic investments.

•	Indicate the amount of the automatic investments (must be at least $50 per investment).

•
Your bank will deduct the automatic investment amount you have selected from your checking account on the business day of your choosing, and apply that amount to the purchase of fund shares. (Note: you will be charged $25 for any automatic investments that do not clear.)

To Change or Stop an Automatic Investment Plan:

You may change or terminate your participation in an automatic investment plan at any time, however, a request to change or terminate must be made to the Transfer Agent at least five days prior to the effective date of the next transaction. To make such a request:

•	Call us at 1-800-999-0887. We will take your request and give you a confirmation number; or

•	Write a letter requesting your change to: Thompson Plumb Funds, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

To Open an Account or To Add to an Existing Account Through Broker-Dealers and Other Service Providers:

You may purchase shares of any Fund through a broker-dealer, institution or other service provider, who may charge a commission or other transaction fee. Certain features of a Fund may not be available or may be modified in connection with the program offered by your service provider. The service provider, rather than you, may be the shareholder of record of Fund shares and may be responsible for delivering Fund reports and other communications about the Fund to you.

Exchange of Fund Shares

You may exchange shares of a Fund for shares of another Fund without a fee or sales charge. The exchange of shares can be made by mailing a letter of instruction to the Funds or by telephone unless you have declined this option on your Account Application. If your account has multiple owners such as a joint account, only one owner or joint tenant's authorization is required for a telephone exchange. In making telephone exchanges, you assume the risk for unauthorized transactions. However, we have procedures designed to reasonably assure that the telephone instructions are genuine and will be liable to you if you suffer a loss from our failure to abide by these procedures. The exchange privilege may be modified or terminated at any time.

The basic rules for exchanges are as follows:

•	Shares being exchanged must have a net asset value of at least $1,000 (except for the Automatic Exchange Plan) but less than $100,000.

•	Immediately following the exchange, the value of your account in the Fund for which shares are exchanged must be at least $2,500 (or $2,000 for IRAs).

•	We reserve the right to limit the number of times you may exchange Fund shares.

Automatic Exchange Plan. You may also make regular monthly exchanges from one Fund to another through our Automatic Exchange Plan. You may participate by completing the Automatic Exchange Plan section of the account application, which may be obtained from the Funds. You must establish an account for each Fund with at least $2,500 (or $2,000 for IRAs) before you can make automatic exchanges. You must determine the amount that will be automatically exchanged (must be at least $50) and the day of each month the exchange will be made.

Tax Treatment for Exchanges. An exchange of shares from one Fund to another Fund is treated as a sale of the shares being exchanged and any gain on the transaction may be subject to income tax.

Availability of Money Market Fund

You may withdraw some or all of your investment in a Thompson Plumb Fund and reinvest the proceeds the same day in a money market fund. You may also move that investment back into any of the Thompson Plumb Funds. There is no charge for this privilege. Although the money market fund is not affiliated with the Advisor, this exchange privilege is a convenient way for you to purchase shares in a money market fund in order to respond to changes in your goals or market conditions. Your use of this privilege is subject to the exchange minimums and other requirements applicable to the money market fund. Before exchanging into the money market fund, you should read its prospectus. To obtain additional information on the money market fund, including a prospectus, please call 1-800-999-0887.

Please note that when exchanging from a Thompson Plumb Fund to the money market fund, you will begin accruing income from the money market fund the day following the exchange. When exchanging less than all of the balance from the money market fund to your Thompson Plumb Fund, your exchange proceeds will exclude accrued and unpaid income from the money market fund through the date of exchange. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

The Thompson Plumb Funds receive a fee from the money market fund for certain shareholder support services at the annual rate of 0.20% of the average daily net asset value of the money market fund shares that are issued as a result of exchanges of Thompson Plumb Fund shares. This privilege may be modified or terminated at any time.

This exchange privilege does not constitute an offering or recommendation on the part of the Thompson Plumb Funds or the Advisor of an investment in the money market fund.

HOW TO SELL SHARES

General

You may redeem (sell back to the Fund) all or some shares of any Fund at any time by sending a written request to the Funds. A Redemption Request Form is available from the Funds. The price you receive for the shares will be based on the net asset value per share next determined after the redemption request is received in "good order" by the Funds (through the Transfer Agent), by a clearing agency registered with the Securities and Exchange Commission (e.g., NSCC's Fund/SERV system), or by the Distributor or other broker-dealer or designated intermediary authorized by the Funds. The net asset value per share is determined as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day in which the Exchange is open. Please call us at 1-800-999-0887 if you have any questions about redeeming shares of the Funds.

A redemption request will be deemed in "good order" if it includes:

•	The shareholder’s name;

•	The name of the Fund;

•	The account number;

•	The share or dollar amount to be redeemed; and

•	Signatures of all shareholders on the account (for written redemption requests, with signature(s) guaranteed if applicable).

Redemption Procedures

You may redeem Fund shares in the following ways:

By Mail or Personal Delivery/Express Mail:

•	A written request for redemption (or the Redemption Request form) must be signed exactly as the account is registered and include the account number and the amount to be redeemed.

•	Send the written redemption request for the shares being redeemed to the applicable address listed below.

•
Signatures may need to be guaranteed. See "Signature Guarantees."
By Mail:

Thompson Plumb Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

By Personal Delivery/Express Mail:

Thompson Plumb Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Systematic Withdrawal Plans:

You can elect to participate in our Systematic Withdrawal Plan by completing the Systematic Withdrawal Plan section on the Regular Account Application. This plan allows you to arrange for automatic withdrawals from your Fund account. Payments may be sent via check to your address of record or to a pre-authorized bank account through the Automatic Clearing House (ACH) network, if your bank is a member. You select the schedule for systematic withdrawals, which may be on a monthly basis or in certain designated months. You also select the amount of each systematic withdrawal, subject to a $25 minimum. To begin systematic withdrawals, you must have a Fund account valued at $10,000 or more. The Systematic Withdrawal Plan may be terminated or modified at any time by writing or by telephone at least 5 days prior to the effective date.

By Telephone:

We will accept telephone redemptions unless you indicate otherwise on your account application.

•	Call us at 1-800-999-0887.

•	Provide your account number and the amount to be redeemed.

•
We will send the proceeds from a telephone redemption via check to the shareholder’s address of record, wire the proceeds to the shareholder’s bank of record, or send the proceeds via electronic funds transfer through the Automated Clearing House (ACH) network to a pre-determined account. In order to arrange for automated wire or electronic funds transfer, you must have elected the option on the account application, and have provided a voided check. There is a $15 charge for a wire transfer. There is no charge for a transfer through the Automated Clearing House (ACH) system but your bank must be a member. Electronic funds transfers are generally completed within 2 to 3 days.

By accepting the telephone redemption option, you authorize us to act upon the instruction of any person by telephone to redeem shares from your account, and you assume some risk for unauthorized transactions. We have procedures designated to reasonably assure that the telephone instructions are genuine, including recording telephone conversations, requesting personal information and providing written confirmation of transactions, and we will be liable to you if you suffer a loss from our failure to abide by these procedures. Once a telephone transaction has been placed, it cannot be cancelled or modified.

Through Broker-Dealers, Institutions and Other Service Providers:

You may redeem Fund shares through broker-dealers, institutions and other service providers, who may charge a commission or other transaction fee for processing the redemption for you.

Receiving Redemption Proceeds

You may request to receive your redemption proceeds by mail or by wire or electronic funds transfer. No redemption will be effective until all necessary documents have been received in proper form by the Funds (through the Transfer Agent). Redemption proceeds will be sent within seven days after we receive the redemption request; however, we will delay sending redemption proceeds for 12 days from their purchase date or until all payments for the shares being redeemed have cleared, whichever occurs first.

By Mail:

We mail checks for redemption proceeds after we receive the request and all necessary documents. The check will be mailed to the address on your account (unless you request that it be sent to a different address which would require a signature guarantee). There is no charge for mailing out redemption checks. Your redemption checks will be mailed unless you expressly request that it be sent by wire or electronic fund transfer.

By Wire/Electronic Funds Transfer:

At your written request, we will send you your redemption proceeds by wire or electronic funds transfer to your designated bank account. If you do not have predetermined bank account information on your account, a signature guarantee on your redemption request will be required. You will be charged a fee (currently $15) for each wire transfer. There is no charge for electronic fund transfers. You will be responsible for any charges that your bank may impose for receiving wire or electronic fund transfers. If you do not have automated bank instructions on your account, or if proceeds are sent to other than a pre-determined bank or address, a signature guarantee will be required.

Other Redemption Information

Signature Guarantees. For your protection, your signature on a redemption request must be guaranteed by an institution eligible to provide them under federal or state law (such as a bank, savings and loan, or securities broker-dealer) under any of the following circumstances:

•	If ownership is changed on your account;

•	When redemption proceeds are sent to any person, address or bank account not on record;

•	When establishing or modifying certain services on an account;

•	If a change of address was received by the Transfer Agent within the last 15 days;

•	For all redemptions in excess of $100,000 from any shareholder account.

In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Small Accounts. Because of the disproportionately high cost of servicing accounts with low balances, a $15 annual fee may be automatically deducted from each account in a Fund falling below $2,000. This small account fee is not imposed on retirement plan accounts. The deduction will generally be made during the fourth quarter of each year on accounts that are then below $2,000.

In addition, we reserve the right to terminate your account in any Fund if, as a result of any transfer, exchange or redemption of shares in the account, the aggregate net asset value per share of the remaining shares in the account falls below $2,000. We will notify you at least 30 days in advance of our intention to terminate the account to allow you an opportunity to restore the account balance to at least $2,000. Upon any such termination, we will send you a check for the proceeds of redemption.

Suspension of Redemptions. Your right to redeem shares in any Fund and the date of payment by the Fund may be suspended when: (1) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) an emergency makes it impracticable for the Fund to sell its portfolio securities or to determine the fair value of its net assets; or (3) the Securities and Exchange Commission orders or permits the suspension for your protection.

OTHER INFORMATION

Determination of Net Asset Value

Each Fund calculates its share price, also called net asset value, for both purchases and sales of shares, as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time), every day the Exchange is open. We determine a Fund's net asset value per share by adding up the total value of the Fund's investments and other assets and subtracting its liabilities, and then dividing that amount by the number of outstanding shares of the Fund. We value each Fund's investments at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq listed securities, at their Nasdaq Official Closing Prices) or, where market quotations are not readily available or are unreliable, at fair value as determined in good faith pursuant to procedures established by the Funds' Board of Directors. Market quotations for the common stocks in which the Funds invest are nearly always readily available; however, market quotations for debt securities are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. We generally value debt securities held by a Fund with remaining maturities of 60 days or less on an amortized cost basis.

When a security is "fair valued," consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Pricing Policies and Procedures adopted by the Funds’ Board, which includes factors such as fundamental analytical data relating to the investment, nature and duration of any restrictions on disposition of the security and an evaluation of forces that influence the market in which the securities are purchased or sold. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.

Excessive Account Activity

An excessive number of purchases and redemptions by a shareholder (market timing) in and out of a Fund may be disadvantageous to the Fund and its shareholders. Frequent transactions present such risks to Fund shareholders as dilution in the value of Fund shares held by long-term holders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, adverse tax consequences and negative impact on Fund performance. The Funds' Board of Directors has adopted policies to discourage frequent purchases and redemptions of Fund shares. The Funds monitor and enforce these policies through:

•	Providing regular reports to the Funds’ Board of Directors by the Funds’ Chief Compliance Officer regarding any instances of suspected market timing;
•	Periodic monitoring of trade activity for evidence of market timing or other disruptive activity based on the size of the transactions, the frequency of the activity and other relevant factors;
•	Prohibiting any shareholder from making more than three exchanges from one Fund to another Fund in any 12-month period; and
•	Restricting and prohibiting purchases and/or exchanges by persons believed to engage in frequent trading activity.

In addition, if market timing or disruptive activity is detected in an omnibus account held by a financial intermediary, the Funds may request that the intermediary restrict or prohibit further purchases or exchanges of Fund shares by any shareholder that has been identified as having violated the Funds' policies. The Funds may also request that the intermediary provide additional information regarding the shareholder and/or his/her transactions in the Funds in order to review any unusual patterns of trading activity discovered in the omnibus account.

While the Funds seek to take action that will detect and deter market timing and other disruptive activity, the risks of such activity cannot be completely eliminated. For example, when purchases and sales are made through omnibus accounts maintained by broker-dealers and other intermediaries, we may not be able to effectively identify and restrict persons who engage in such activity. More specifically, unless the financial intermediaries have the ability to detect and deter market timing transactions themselves, the Funds may not be able to determine whether the purchase or sale is connected with a market timing transaction. Additionally, there can be no assurance that the systems and procedures of the Funds and its service providers will be able to monitor all trading activity in a manner that would detect market timing or disruptive activity. However, the Funds, the Advisor, the Distributor and the Transfer Agent will attempt to detect and deter market timing and disruptive activity in transactions by all shareholders, whether directly through the Transfer Agent or through financial intermediaries.

If market timing or other disruptive activity is detected, among other things, the Funds reserve the right to revise or terminate the exchange privilege, limit the amount of an exchange or a purchase order, or reject a purchase or an exchange, at any time, for any reason, without notice; and reserve the right to refuse to open a new account or reserve the right to close an existing account of a person who has a known history of market timing and other disruptive transaction activity without notice. In determining what action to take with respect to suspected market timing or other disruptive activity, the Funds will act in a manner that is consistent with the best interests of the Funds and its shareholders by making independent assessments of instances or patterns of potentially improper conduct in a manner consistent with the Funds' policies. The methods used by the Funds to deter and detect market timing and other disruptive activity involve judgments that are inherently subjective and the Funds' response to potentially disruptive trading activity may not be uniform.

These prohibitions regarding market timing do not apply to shareholders who have automatic investment or exchange plans or systematic withdrawal plans.

Authorized Broker-Dealers

The Funds have authorized one or more broker-dealers to receive purchase and redemption orders on behalf of the Funds. These broker-dealers may designate other intermediaries to receive such orders. These authorized broker-dealers may charge customers a fee for their services. The Funds will be deemed to have received a customer order when an authorized broker-dealer or its designated intermediary receives the order. Such customer orders will be priced at the relevant Fund's net asset value per share next determined after the orders are received by an authorized broker-dealer or its designated intermediary.

Dividends and Distributions

The Growth Fund and MidCap Fund annually (generally within 60 days following their November 30 fiscal year-end) distribute substantially all of their net investment income and any net realized capital gains. The Bond Fund distributes its net investment income quarterly (generally within 60 days following the end of each fiscal quarter) and net realized capital gains annually (generally within 60 days following its November 30 fiscal year-end). All income, dividends and capital gains distributions are automatically reinvested in shares of the relevant Fund at net asset value, without a sales charge, on the payment date, unless you request payment in cash.

If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, we reserve the right to reinvest the distribution check in your account at the relevant Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Taxes

Distributions of income and capital gains are generally taxable when they are paid, whether they are reinvested in additional Fund shares or received in cash, unless you are exempt from taxation or entitled to tax deferral. Distributions are taxable as ordinary income, qualifying dividends or capital gains. As a result of recent legislation, the maximum federal rate on certain long-term capital gains and qualifying dividends received by individuals, estates and trusts is reduced to 15% through 2010. Long-term capital gains distributions that do not qualify for the reduced rate will generally be taxed at a federal rate of 20%, and short-term capital gains distributions will be taxed as ordinary income. Qualifying dividends include dividends received from domestic corporations (including mutual funds) on shares of stock that have been held for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Additional requirements and limitations are imposed for purposes of determining the amount of dividends received from mutual funds that may qualify for the reduced tax rate. Non-qualifying dividends, including dividends of income on debt securities, will be taxed at ordinary income rates (with a maximum rate of 35% through 2010). You will receive information annually on the federal tax status of the Fund's dividends and capital gains distributions.

We expect that most of the Growth Fund's and MidCap Fund's distributions will be capital gains, and most of the Bond Fund's distributions will be ordinary income, in light of their investment objectives and policies.

In the Account Application, you are asked to certify that your taxpayer identification or social security number is correct and that you are not subject to backup withholding. If you fail to do so, the Funds are required to withhold 28% of your taxable distributions and redemption proceeds.

The foregoing tax discussion is general. You should consult your own tax advisor for more information and specific advice.

Retirement Accounts and Plans

Individual Retirement Accounts. The Funds sponsor Individual Retirement Accounts (IRAs) through which you may invest annual IRA contributions and roll-over IRA contributions in shares of any of the Funds. The IRAs available through the Funds include Traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts. U.S. Bank, National Association will serve as custodian for all these types of IRA accounts sponsored by the Funds. U.S. Bank will charge a $15.00 annual maintenance fee for each Traditional IRA, Roth IRA or Coverdell Education Savings Account. Shareholders with two or more IRAs using the same tax ID number will be charged a total of $30.00 annually. Please refer to the IRA Disclosure Statement for a detailed listing of other fees. The Individual Retirement Account Custodial Agreement, the IRA Disclosure Statement and the Custodial Account Application are available from the Funds.

Purchases and redemptions of shares of any Fund by IRAs and retirement plans are treated in the same manner as any other account. IRAs must meet a minimum initial investment requirement of $2,000 and a minimum subsequent investment requirement of $100. Redemption requests on behalf of IRA owners or retirement plans must indicate whether or not to withhold federal income tax.

Retirement Plan Accounts. Purchases may also be made by SEP plans (Simplified Employee Benefit Plan), SIMPLE plans (Savings Incentive Match Plan for Employees of Small Employers), 401(k) plans, 403(b) plans and other retirement plans. Applications for investment in the Funds for SEP, SIMPLE and 403(b) plans are available from the Funds. The initial and subsequent investment minimums are not imposed on retirement plan accounts.

Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Funds be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. Please consult with your own tax or financial advisor.

Privacy Policy

We strongly believe in protecting the confidentiality and security of information we collect about you. This notice describes our privacy policy and describes how we treat the information we receive about you.

We do not sell your personal information to anyone.

When we evaluate your request for our services, provide investment advice to you and process transactions for your account, you typically provide us with certain personal information necessary for these transactions. We may also use that information to offer you other services we provide which may meet your investment needs.

The personal information we collect about you may include: your name, address, e-mail address, telephone number, social security or taxpayer identification number, assets, income, account balance, investment activity and accounts at other institutions.

We treat information about current and former clients and their accounts in a confidential manner. Our employees may access information and provide it to third parties only when completing a transaction at your request or providing our other services to you. We may disclose information to attorneys, accountants, securities professionals and others to assist us, or them, in providing services to you. We may also share information with the service providers that perform services on our behalf, such as the companies that print and distribute our mailings or companies that we hire to perform marketing or administrative services. Companies we may hire to provide support services are not allowed to use your personal information for their own purposes. We may make additional disclosures as permitted by law.

We also maintain physical, electronic, and procedural safeguards to protect information. Employees and our professional service representatives are required to comply with our established information confidentiality provisions.

Generally, upon your written request, we will make available information for your review. Information collected in connection with, or an anticipation of, any claim or legal proceeding will not be made available. If your personal information with us becomes inaccurate, or if you need to make a change to that information, please contact us at the number shown below so we can update our records.

Delivery of Documents to Shareholders

To control mailing and printing costs, we will deliver a single prospectus, annual or semi-annual report or other shareholder information ("shareholder documents") to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as "householding."

In order to consent to householding of shareholder documents you must check the appropriate box on the Account Application (included with the Prospectus) indicating that you consent or send a note to that effect to Thompson Plumb Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. You may revoke your consent to householding at any time by calling Thompson Plumb Funds at 1-800-999-0887 or by writing to us at the address provided above. If you choose to revoke your consent, the Funds will begin to send separate copies to you within 30 days after we receive your revocation. If your shares are held through a financial institution please contact them directly.

Website

Visit us online at www.thompsonplumb.com to access the Funds' performance and portfolio characteristics.

In addition to general information about investing in our Funds, our website offers:

•	Daily performance

•	Access to account balances

•	Portfolio manager's commentaries

•	Prospectus and applications

•	Statement of Additional Information

•	Annual and Semi-Annual Reports

•	Quarterly lists of the Fund's portfolio holdings

•	Proxy voting record

•	Various policies and procedures

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years (which end on November 30). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report to Shareholders, which is available upon request.

	Year Ended November 30,
	2007	2006	2005	2004	2003
GROWTH FUND
Net Asset Value, Beginning of Period	$49.95	$45.85	$46.03	$42.45	$37.85
Income from Investment Operations
Net investment income	0.36	0.35	0.27	0.46	0.13
Net realized and unrealized gains (losses) on investments	(2.49)	5.14	0.54	3.26	4.83
Total from Investment Operations	(2.13)	5.49	0.81	3.72	4.96
Less Distributions
Distributions from net investment income	(0.34)	(0.27)	(0.44)	(0.14)	(0.25)
Distributions from net realized gains	(1.62)	(1.12)	(0.55)	--	(0.11)
Total Distributions	(1.96)	(1.39)	(0.99)	(0.14)	(0.36)

Net Asset Value, End of Period	$45.86	$49.95	$45.85	$46.03	$42.45

Total Return	(4.52%)	12.32%	1.76%	8.77%	13.28%

Ratios/Supplemental Data
Net assets, end of period (millions)	$533.9	$759.0	$1,030.7	$1,485.9	$875.6
Ratios to average net assets:
Ratio of expenses	1.13%	1.12%	1.08%	1.05%	1.07%
Ratio of expenses without reimbursement*	1.13%	1.12%	1.09%	1.06%	1.11%
Ratio of net investment income	0.62%	0.63%	0.50%	1.12%	0.47%
Ratio of net investment income without reimbursement*	0.62%	0.63%	0.49%	1.11%	0.42%
Portfolio turnover rate	28.60%	17.44%	20.48%	28.54%	41.01%
______________________________
* Before directed brokerage credits.

	Year Ended November 30,
	2007	2006	2005	2004	2003
BOND FUND
Net Asset Value, Beginning of Period	$10.26	$10.21	$10.68	$10.86	$10.09
Income from Investment Operations
Net investment income	0.48	0.44	0.39	0.57	0.58
Net realized and unrealized gains (losses) on investments	0.08	0.11	(0.36)	(0.16)	0.77
Total from Investment Operations	0.56	0.55	0.03	0.41	1.35
Less Distributions
Distributions from net investment income	(0.48)	(0.41)	(0.42)	(0.59)	(0.58)
Distributions from net realized gains	--	(0.09)	(0.08)	--	--
Total Distributions	(0.48)	(0.50)	(0.50)	(0.59)	(0.58)

Net Asset Value, End of Period	$10.34	$10.26	$10.21	$10.68	$10.86

Total Return	5.64%	5.64%	0.29%	3.90%	13.75%

Ratios/Supplemental Data
Net assets, end of period (millions)	$44.5	$32.5	$30.6	$29.7	$41.9
Ratios to average net assets:
Ratio of expenses	0.59%	0.72%	0.80%	0.80%	0.80%
Ratio of expenses without reimbursement	1.24%	1.30%	1.28%	1.20%	1.05%
Ratio of net investment income	4.92%	4.42%	3.80%	5.00%	5.49%
Ratio of net investment income without reimbursement	4.26%	3.84%	3.31%	4.60%	5.24%
Portfolio turnover rate	85.58%	50.55%	25.93%	23.52%	29.89%

THOMPSON PLUMB FUNDS, INC.
1-800-999-0887

DIRECTORS OF THE FUNDS

John W. Feldt

Donald A. Nichols

Patricia Lipton

John W. Thompson, CFA, President
Thompson Investment Management, Inc.

OFFICERS OF THE FUNDS

John W. Thompson, CFA
Chief Executive Officer

John C. Thompson, CFA
President and Chief Operating Officer

Penny M. Hubbard
Chief Financial Officer and Treasurer

Nedra S. Pierce
Chief Compliance Officer

Jason L. Stephens, CFA
Secretary

INVESTMENT ADVISOR
Thompson Investment Management, Inc.
1200 John Q. Hammons Drive
Madison, Wisconsin 53717

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, National Association
1555 North RiverCenter Drive
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

ADDITIONAL FUND INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Thompson Plumb Funds, Inc. The SAI is on file with the Securities and Exchange Commission (SEC) and is legally part of this Prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The Funds' annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

To obtain a free copy of the SAI or the Funds' annual and semi-annual reports, or to request other information or ask questions about the Funds, you can contact Thompson Plumb Funds at the telephone number or address shown above. These documents are also available on the Funds' website at www.thompsonplumb.com. You can also view these documents at the SEC's Public Reference Room in Washington, D.C. or on the SEC's website at http://www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090. Copies of such information and reports may be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC File No. 811-4946

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2008

THOMPSON PLUMB FUNDS, INC.

1200 John Q. Hammons Drive
Madison, Wisconsin 53717
Telephone: 1-800-999-0887

This Statement of Additional Information ("SAI") contains detailed information about the Thompson Plumb Growth Fund (the "Growth Fund"), Thompson Plumb MidCap Fund (the "MidCap Fund") and Thompson Plumb Bond Fund (the "Bond Fund"). Collectively, the Growth Fund, MidCap Fund and Bond Fund are referred to herein as the "Funds" and individually as a "Fund." This SAI is not a prospectus and should be read in conjunction with the Thompson Plumb Funds, Inc. Prospectus (the "Prospectus") dated March 31, 2008. The audited financial statements of the Funds as of, and for the year ended, November 30, 2007 and the report of the independent registered public accounting firm thereon, are incorporated by reference into this SAI from the Thompson Plumb Funds Annual Report to Shareholders. The Prospectus and Annual Report are available, without charge, upon request by contacting Thompson Plumb Funds, Inc. at the address or telephone number listed above, or on the Funds' website at www.thompsonplumb.com.

TABLE OF CONTENTS

FUND HISTORY	2

DESCRIPTION OF CERTAIN INVESTMENT STRATEGIES AND RISKS	2

INVESTMENT RESTRICTIONS	9

DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS	11

MANAGEMENT	12

ADVISORY, ADMINISTRATIVE AND OTHER SERVICES	18

DISTRIBUTION	21

PORTFOLIO TRANSACTIONS AND BROKERAGE	23

TAXES	25

CAPITAL STOCK AND OTHER SECURITIES	26

FINANCIAL STATEMENTS	28

EXHIBIT A - PROXY VOTING POLICIES AND PROCEDURES	A-1

EXHIBIT B - SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS	B-1

FUND HISTORY

Thompson Plumb Funds, Inc. (the "Investment Company") is a Wisconsin corporation incorporated in 1986 and registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Growth Fund, MidCap Fund and Bond Fund are separate series of the Investment Company. The Growth Fund and Bond Fund each commenced operations on February 10, 1992. The MidCap Fund commended operations on March 31, 2008. The investment advisor and administrator of the Funds is Thompson Investment Management, Inc. ("TIM"). Until January 2004, the investment advisor and administrator of the Growth Fund and Bond Fund was Thompson, Plumb  & Associates, Inc. ("TPA"). The term "Advisor" is used herein to describe TIM or TPA, as the case may be. The principal underwriter and distributor of shares of the Funds is Quasar Distributors, LLC (the "Distributor").

DESCRIPTION OF CERTAIN INVESTMENT STRATEGIES AND RISKS

Lending Portfolio Securities

Each Fund may lend its portfolio securities to broker-dealers and financial institutions, such as banks and trust companies, up to a maximum of one-third of its total assets, as a means of enhancing its return. The Advisor will monitor the creditworthiness of firms to which the Fund lends its securities. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return on the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of securities during the existence of the loan if, in the Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

Repurchase Agreements

Each Fund may from time to time enter into repurchase agreements. Repurchase agreements involve the sale of securities to a Fund with the concurrent agreement of the seller (a bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. The Funds may enter into repurchase agreements with broker-dealers who are recognized by the Federal Reserve Bank of New York as primary dealers in U.S. Government securities and with banks. When a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. If the seller of the repurchase agreement enters a bankruptcy or insolvency proceeding, or if the seller fails to repurchase the underlying security as agreed, a Fund could experience losses that include (a) possible decline in the value of the underlying security during the period that the Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights, (b) possible loss of all or a part of the income or proceeds of the repurchase, (c) additional expenses to the Fund in connection with enforcing those rights, and (d) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisor intends to cause the Funds to invest in repurchase agreements only when the Advisor determines that the Funds should invest in short-term money market instruments and the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds, circumstances that the Advisor does not anticipate will occur in the near future. The Advisor does not currently intend to invest the assets of any Fund in repurchase agreements if, after doing so, more than 5% of the Fund's net assets would be invested in repurchase agreements.

2

When-Issued Transactions

Each Fund may purchase or sell portfolio securities in when-issued transactions. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the Fund at the time of entering into the transactions. In such transactions, the payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent a Fund remains substantially fully invested at the same time that it has entered into such transactions, which the Fund would normally expect to do, there will be greater fluctuations in the market value of the Fund's assets than if the Fund set aside cash to satisfy the purchase commitment. However, each Fund will maintain designated liquid assets with a market value, determined daily, at least equal to the amount of commitments for when-issued securities, such assets to be ear-marked specifically for the settlement of such commitments. Each Fund will only make commitments to purchase portfolio securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Funds reserve the right to sell the securities before the settlement date if it is deemed advisable. The Funds do not currently intend to purchase securities in when-issued transactions if, after such purchase, more than 20% of their respective net assets would consist of when-issued securities.

Illiquid Securities

No Fund will invest more than 15% of the value of its net assets in securities which are illiquid, including restricted securities, securities for which there are no readily available market quotations and repurchase agreements providing for settlement in more than seven days after notice. For the purposes of this restriction, the Funds do not consider variable rate demand notes to be restricted securities. See "Variable Rate Demand Notes" below.

Variable Rate Demand Notes

Each Fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of principal and accrued interest at any time. The investment policy of each Fund is to purchase variable rate demand notes only if, at the time of purchase, the issuer has unsecured debt securities outstanding that are rated within the two highest rating categories by either Standard & Poor's or Moody's Investors Service, Inc.

3

Mortgage-Backed Securities

The Bond Fund may invest in mortgage-related securities, which include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. These pools are combined for sale to investors (such as the Bond Fund) by various governmental and government-related entities, as well as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other private issuers. Mortgage-related securities generally provide for a "pass-through" of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities.

The Government National Mortgage Association ("GNMA") is the principal government guarantor of mortgage-related securities. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, timely payment of principal and interest on securities it approves that are backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA securities are described as "modified pass-through" in that they provide a monthly payment of interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. Other government related guarantors of these securities include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC securities are guaranteed as to payment of principal and interest by those agencies, but are not backed by the full faith and credit of the U.S. Government. With respect to private mortgage-backed securities, timely payment of principal and interest of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that private insurers or guarantors can meet their obligations under such policies.

Certain mortgage-backed securities purchased by the Bond Fund provide for a prepayment privilege and for amortized payments of both interest and principal over the term of the security. The yield on the original investment in such securities applies only to the unpaid principal balance, as the Fund must reinvest the periodic payments of principal at prevailing market interest rates which may be higher or lower then the rate on the original security. In addition, the prepayment privilege may require the Fund to reinvest at lower yields than were received from the original investment. If these instruments are purchased at a premium in the market, and if prepayment occurs, such prepayments will be at par or stated value, which will result in reduced return on such transactions.

During periods of declining interest rates, prepayment of mortgages from underlying mortgage-backed securities can be expected to accelerate. Accordingly, the Bond Fund's ability to maintain positions in high-yielding mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields will depend on prevailing interest rates at that time.

4

Real Estate Investment Trusts

Each Fund may invest up to 10% of its total assets in real estate investment trusts (each a “REIT” and collectively “REITs”). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, fluctuations in interest rates and variations in rental income. In addition, the failure of a REIT to qualify as such for tax purposes would have an adverse impact on the value of a Fund's investment in that REIT. To qualify as a REIT, a company is, among other things, required to pay at least 90% of its taxable income to its shareholders every year. Some REITs have relatively small market capitalizations, which could increase their market volatility. REITs tend to be dependent on specialized management skills and may have limited diversification, causing them to be subject to risks inherent in operating and financing a limited number of properties.

Depository Receipts

Depository receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” The Growth Fund and MidCap Fund may invest in American Depository Receipts ("ADRs"), for which the depository is typically a U.S. financial institution and the underlying securities are issued by foreign issuers. ADRs may be listed on a national securities exchange or may trade on an over-the-counter market. ADR prices are denominated in United States dollars, although the underlying security may be denominated in a foreign currency. Although generally tempered to some extent, ADRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

High Yield Debt Securities

The Growth Fund and MidCap Fund may invest up to 5% of its total assets in debt securities (including convertible securities) that are rated below investment grade, i.e., rated below "BBB" by S&P or "Baa" by Moody's, and the Bond Fund may invest up to 10% of its total assets in debt securities rated below investment grade. Such securities are commonly referred to as "junk bonds" or "high yield/high risk" securities. Non-investment grade securities are considered to be speculative with regard to the issuer's capacity to pay interest and repay principal. Such securities involve the risk of issuer default or bankruptcy and are more sensitive to economic conditions than higher-rated securities. In addition, the secondary market for such securities may not be as liquid as the market for higher-rated securities. From time to time, each Fund's assets represented by debt securities below investment grade may exceed the limits noted above due to changes in the value of those securities and/or the Fund as a whole and downgrades that occur after such securities were acquired. Each Fund will not acquire any debt securities rated below investment grade while its total assets that are represented by such securities exceed these limits.

Convertible Securities

The Growth Fund and MidCap Fund may invest in convertible securities, including any bonds, debentures, notes, preferred stocks or other securities which may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities are hybrid securities that have characteristics of both bonds and stocks. Like bonds, convertible securities pay interest. Convertible securities also offer an investor the right to benefit from the capital appreciation potential in the underlying common stock upon exercise of the conversion feature.

5

The value of a convertible security is a function of its "investment value," which is determined by its yield in comparison with the yields of other securities of comparable quality and maturity that do not have the conversion privilege, and its "conversion value," which is the security's worth if converted into the underlying common stock. Investment value is typically influenced by interest rates and the credit standing of the issuer. If interest rates go up, the investment value of the convertible security will generally go down, and vice versa. Conversion value is determined by the market price of the underlying common stock and generally decreases as the convertible security approaches maturity. As the market price of the underlying common stock goes down, the conversion value will tend to go down as well since the convertible security presents less opportunity for capital appreciation upon conversion.

Convertible securities are generally more secure than common stock but less secure than non-convertible debt securities such as bonds. Convertible securities are usually subordinate to bonds in terms of payment priority.

The only convertible securities in which the Bond Fund may invest are convertible debt securities.

Short Sales

Each Fund may effect short sales of securities. To effect a short sale, a Fund sells a security it does not own and simultaneously borrows the security, usually from a brokerage firm, to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at some future date. Until the security is replaced, the Fund is required to pay the lender any accrued interest or dividends and may be required to pay a premium. Each Fund may also make short sales "against the box", i.e., short sales made when the Fund owns securities identical to those sold short.

A Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

No Fund will effect a short sale if, as a result, the aggregate value of all of the Fund's open short positions will exceed 5% of the value of the Fund's net assets. To secure a Fund's obligation to replace any borrowed security, the Fund either will place in a segregated account, or U.S. Bank, National Association, its custodian (the "Custodian"), will segregate on its books and records, an amount of cash or liquid securities at such a level that (i) the amount so segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short, and (ii) the amount so segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or otherwise cover its short position in accordance with positions taken by the SEC.

Each Fund may only engage in short sale transactions in securities listed on one or more national securities exchange or on the Nasdaq Stock Market.
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A Fund will use short sales to limit its exposure to possible declines in the market value of its portfolio securities and to attempt to realize a gain.

Options and Futures

Each Fund may engage in transactions in options and futures contracts. Some options and futures strategies, including selling futures, buying put options and writing call options, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. No Fund will invest in an option or futures contract if, as a result, the sum of the initial margin deposits and premiums paid to establish the Fund's aggregate options and futures positions would exceed 5% of the Fund's net assets.

Each Fund may purchase or write (sell) listed call options on stocks and stock indices. A call option on a stock gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying stock at a stated price if the option is exercised before a specific date. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A call option written (sold) by a Fund exposes the Fund during the term of the option to possible loss of an opportunity to realize appreciation in the market price of the underlying stock, or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

Each Fund may purchase or write (sell) listed put options on stocks and indices. A put option on a stock gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying stock at a stated price if the option is exercised before a specific date.

An option on an index is the same as a stock option except that the option is only settled in cash.

Whenever a Fund does not own securities underlying an open option position sufficient to cover the position, or whenever a Fund has written (sold) a put, the Fund will maintain in a segregated account with its Custodian cash or cash equivalents sufficient to cover the exercise price or, with respect to index options, the market value of the open position. The Fund may ultimately sell the option in a closing sale transaction, exercise it or permit it to expire.

Each Fund may purchase and sell exchange-traded futures contracts on stock indices. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its Custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each of the Funds will mark to market all of its open futures positions.

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While a Fund maintains an open futures position, the Fund must maintain with its Custodian, in a segregated account, assets with a market value sufficient to cover the Fund's exposure on the position (less the amount of the margin deposit associated with the position). A Fund's exposure on a futures contract is equal to the amount paid for the contract by the Fund.

Index futures contracts in which a Fund may invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month), or in cash. If an offsetting purchase price is less than the original sale price, the Fund would realize a capital gain, or if it is more, a Fund would realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund would realize a capital gain, or if it is less, the Fund would realize a capital loss. The transaction costs must also be included in these calculations.

Options and futures contracts can be highly volatile investments. Successful options and futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. There may be an imperfect correlation between movements in prices of options and futures contracts and movements in the value of the stock or index that the investment is designed to simulate. Options and futures contracts also involve a high degree of leverage, and a relatively small price movement in an option or futures contract and result in immediate and substantial gain or loss to a Fund. There can be no assurance that a liquid security market will exist for an option or futures contract at any particular time. On volatile trading days when a price fluctuation limit is reached or a trading halt or suspension is imposed, it may be very difficult for a Fund to close out positions or enter into new positions and to value the option or futures contract. If the secondary market is not liquid, it could prevent prompt liquidation of unfavorable positions and potentially require a Fund to continue to hold the position until delivery or expiration.

Investments in Exchange-Traded Funds and Exchange-Traded Limited Partnerships

The Growth Fund and MidCap Fund may invest in securities of exchange-traded funds (“ETFs”) and exchange-traded limited partnerships (“ETLPs”). ETFs and ETLPs are similar to traditional mutual funds and limited partnerships, respectively, except that their securities trade throughout the trading day in the secondary brokerage market, much like stocks of public companies.

ETFs have their own operating expenses that are deducted from their assets and thus are borne by the shareholders of the ETF. Accordingly, the Fund will bear their share of the operating expenses of any ETFs in which they invest. As a result, shareholders of the Fund will bear two layers of operating expenses to the extent the Fund invests in ETFs. An investment in an ETF generally presents the same primary risks as an investment in a traditional mutual fund such as the risk that the prices of the securities owned by the ETF will go down.

An investment in an ETLP generally presents the same primary risks as an investment in a limited partnership, such as the risk that the value of the partnership’s securities will go down.

In addition to the risks described above, an investment in an ETF or ETLP is also subject to the following risks that do not apply to an investment in a traditional mutual fund or limited partnership: (1) the market price of securities may trade at a discount to their actual value; (2) an active trading market for an ETF’s or ETLP’s securities may not develop or be maintained; or (3) trading of an ETF’s or ETLP’s securities may be halted if the listing exchange’s officials deem such action appropriate, the shares or interests are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halt trading in general.

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Each Fund's investments in an ETF or ETLP are subject to the investment restrictions of the Fund. In particular, because most ETFs are investment companies, the Fund’s purchase of ETF shares are subject to the limitations on the Fund’s investment in other investment companies. See "Investment Restrictions” in this Statement of additional information.

Investments in Other Investment Companies

An investment by a Fund in another investment company may cause the Fund to increase payments of administration and distribution expenses. See "Investment Restrictions" in this Statement of Additional Information.

Temporary Defensive Positions

Each Fund may invest, without limitation, in short-term investments for temporary defensive purposes in response to adverse market, economic, political or other conditions. Short-term investments include U.S. Treasury bills, certificates of deposit, money market funds, commercial paper, variable rate demand notes and purchase agreements.

Portfolio Turnover

The portfolio turnover rates for the fiscal years ended November 30, 2007 and 2006 were as follows: (1)

	2007	2006

Thompson Plumb Growth Fund	28.60%	17.44%

Thompson Plumb Bond Fund	85.58%	50.55%
________________________________
(1)	No portfolio turnover information is available for the MidCap Fund because it did not commence operations until March 31, 2008.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions, none of which (except as otherwise noted) may be changed without the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund. A Fund may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of its total assets, provided that there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2) Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of its total assets would be invested in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

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(3) Make loans, except through the purchase of debt obligations in accordance with the Fund's investment objective and policies and through repurchase agreements with banks, brokers, dealers and other financial institutions, and except for securities lending activity as permitted by the 1940 Act.

(4) Issue senior securities in violation of the 1940 Act or borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's net assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes and to facilitate management of each Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. While a Fund has borrowings in excess of 5% of the value of the Fund's total assets outstanding, it will not make any purchases of portfolio instruments. If due to market fluctuations or other reasons the net assets of a Fund fall below 300% of its borrowings, the Fund will promptly reduce its borrowings in accordance with the 1940 Act. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

(5) Mortgage or pledge any assets except to secure permitted borrowings, and then only in an amount up to 15% of the value of the Fund's net assets, taken at cost at the time of such borrowings.

(6) Purchase or sell real estate or commodities, except that a Fund may purchase and sell (a) securities issued by real estate investment trusts or other companies which invest in or own real estate, and (b) securities secured by interests in real estate, provided in each case that such securities are marketable.

(7) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. Subject to certain exceptions, the 1940 Act currently prohibits a Fund from investing more than 5% of its total assets in securities of another investment company, investing more than 10% of its total assets in securities of such investment company and all other investment companies, or purchasing more than 3% of the total outstanding voting stock of another investment company.

(8) Purchase more than 10% of the outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control or management.

(9) Act as an underwriter of securities issued by others, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the Securities Act of 1933 (if the Fund sells such securities, it may technically be deemed an "underwriter" for purposes of such Act).

In addition to the foregoing restrictions, the Investment Company's Board of Directors has adopted the following restrictions, which may be changed without shareholder approval. A Fund may not:

(a) Purchase securities on margin, but a Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities.

(b) Participate on a joint or joint-and-several basis in any securities trading account.

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(c) Invest more than 15% of its net assets in illiquid securities.

(d) Effect any short sale of securities that the Fund does not own if, as a result thereof, the aggregate value of all of the Fund's open short positions would exceed 5% of the Fund's net assets.

(e) Purchase an option or futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

The restrictions described above that involve a maximum percentage generally apply when an investment is made and will not be violated as a result of subsequent changes in the values of securities held by the Fund.

DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS

Fund shares are offered and sold without a sales charge at the net asset value per share next determined after the purchase order has been received by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent (the "Transfer Agent"). The net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time). Net asset value per share is calculated by adding the total fair market value of all securities and other assets of the particular Fund, subtracting the liabilities of the Fund, and dividing the remainder by the number of outstanding shares of the Fund.

Each Fund’s net asset value is determined only on the days on which the New York Stock Exchange is open for trading. The Exchange is regularly closed on Saturdays and Sundays and on New Years' Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of those holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

Portfolio securities which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used. If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sales price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used. Debt securities for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the market value of the instrument. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Board of Directors of the Investment Company. Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining net asset value per share.

Reliable market quotations are not considered to be readily available for many long-term corporate bonds and notes and certain preferred stocks in which the Funds may invest. As authorized by the Board of Directors, these investments are stated at fair market value on the basis of valuations furnished by independent broker bid quotations and/or independent pricing services. Independent pricing services approved by the Board of Directors determine valuations for normal, institutional-sized trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

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The Funds intend to pay all redemptions in cash. Redemption proceeds ordinarily will be sent within seven days after receipt of the redemption request and all necessary documents. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission or the Exchange is closed for other than customary weekend and holiday closing; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

MANAGEMENT

Under applicable law, all corporate powers are exercised by or under the authority of, and the business and affairs of all of the Investment Company are managed under the direction of, the Board of Directors of the Investment Company. The Advisor is delegated responsibility for the Funds’ investment management, and the officers of the Investment Company are delegated responsibility for the Funds’ operations. The Board of Directors meets regularly to review the Funds' performance and expenses and other operational matters. The Board elects the officers of the Investment Company and hires the Funds' service providers. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and the distribution agreement with the Distributor. The Board also establishes and reviews numerous policies and procedures governing the conduct of the Investment Company's business. The policy of the Investment Company is that at least a majority of the directors, or such higher percentage as required by the 1940 Act, must not be "interested persons" of the Investment Company (within the meaning of the 1940 Act).

Information pertaining to the directors and officers of the Investment Company is set forth below.

Name, Address and Age	Position(s) Held with Thompson Plumb Funds, Inc. (1)	Principal Occupation(s) During Past Five Years	Number of Thompson Plumb Funds Overseen by Director	Other Directorships Held by Director

Independent Directors:

John W. Feldt 1200 John Q. Hammons Drive Madison, WI 53717 Birth date: 5/2/42	Director since 1987	Retired; Senior Vice President of Finance of the University of Wisconsin Foundation from 1984 to 2006; prior thereto, Vice President of Finance for the University of Wisconsin Foundation.	3	Baird Funds, Inc. (8 funds); Nakoma Mutual Funds (1 fund)

Patricia Lipton 1200 John Q. Hammons Drive Madison, WI 53717 Birth date: 12/9/42	Director since 2007	Retired; Executive Director, State of Wisconsin Investment Board (“SWIB”) from 1989 to 2004; Assistant Executive Director, SWIB from 1982 to 1989; prior thereto, Director, State Tax Policy Bureau of the Wisconsin Department of Revenue.	3	None

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Name, Address and Age	Position(s) Held with Thompson Plumb Funds, Inc.(1)	Principal Occupation(s) During Past Five Years	Number of Thompson Plumb Funds Overseen by Director	Other Directorships Held by Director

Donald A. Nichols 1200 John Q. Hammons Drive Madison, WI 53717 Birth date: 12/20/40	Director since 1987	Retired; Director of the Robert M. La Follette School of Public Affairs at the University of Wisconsin from 2002 to 2006; prior thereto, Professor of Economics at the University of Wisconsin from 1966 to 2006; Chairman, Department of Economics from 1983 to 1986 and from 1988 to 1990; Economic Consultant.	3	None

Interested Directors and Officers:

John W. Thompson(2)(3) 1200 John Q. Hammons Drive Madison, WI 53717 Birth date: 7/26/43	Director and Chairman since 1987 and Chief Executive Officer since 2005	President of Thompson Investment Management, Inc. and its predecessor ("TIM") since January 2004; President of Thompson Plumb & Associates, Inc. ("TPA") from June 1984 to December 2003; Treasurer of TPA from October 1993 to December 2003; Chief Executive Officer and Secretary of Thompson Plumb Trust Company from 2001 to December 2003; a Chartered Financial Analyst.	3	None

John C. Thompson(3) 1200 John Q. Hammons Drive Madison, WI 53717 Birth date: 10/28/68	President and Chief Operating Officer since 2005; prior thereto, Vice President from 1996 to 2005
Vice President of TIM since January 2004; Portfolio Manager of TIM since January 2004; Portfolio Manager of TPA from December 1996 to December 2003; Associate Portfolio Manager of TPA from January 1994 to December 1996; a Chartered Financial Analyst.
			N/A	N/A

Penny M. Hubbard 1200 John Q. Hammons Drive Madison, WI 53717 Birth date: 6/2/61	Chief Financial Officer and Treasurer since 2005	Vice President - Administrative Services of TIM since January 2004; prior thereto, Assistant Vice President - Client Services of TPA and various other capacities since 1984.	N/A	N/A

Nedra S. Pierce 1200 John Q. Hammons Drive Madison, WI 53717 Birth date: 10/2/61	Chief Compliance Officer since 2006
Chief Compliance Officer of TIM since May 2006; Director of Business Development of TIM from January 2004 to May 2006; Director of Business Development of TPA from January 1998 to December 2003; Administrative Assistant of TPA from May 1995 to December 1997.
			N/A	N/A

Jason L. Stephens 1200 John Q. Hammons Drive Madison, WI 53717 Birth date: 10/15/74	Secretary since 2005; prior thereto, Chief Compliance Officer from 2004 to 2006
Corporate Secretary of TIM since January 2004; Portfolio Manager of TIM since July 2007; Research Analyst of TIM from January 2004 to June 2007; Chief Compliance Officer of TIM from January 2004 to May 2006; Research Analyst of TPA from June 2003 to December 2003; Investment Accountant of TPA from June 2002 to June 2003; a Chartered Financial Analyst.
			N/A	N/A
________________________________
(1)
Officers of the Investment Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

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(2)	John W. Thompson is an "interested person" of the Investment Company by virtue of his position with the Investment Company and TIM.

(3)	John C. Thompson, President and Chief Operating Officer of the Investment Company, is the son of John W. Thompson, Chairman, Director and Chief Executive Officer of the Investment Company.

Board Committees

The Board of Directors of the Investment Company has an audit committee and a nominating committee. The audit committee selects and consults with the independent auditors for the Investment Company on matters pertaining to their audits of the Investment Company's annual financial statements, and approves all audit and non-audit services to be provided by the independent auditors. The audit committee has adopted a written charter, which is available upon request. The audit committee consists of John W. Feldt (chair), Donald A. Nichols and Patricia Lipton, none of whom is an "interested" person of the Investment Company. Mr. Feldt has been determined by the Board to be an "audit committee financial expert." The audit committee met four times during the fiscal year ended November 30, 2007.

The nominating committee considers and recommends nominees for directors to the Board to fill vacancies and for election and re-election as and when required. All nominations of directors who are not "interested persons" of the Investment Company must be made and approved by the nominating committee. The nominating committee has not established any specific, minimum qualifications or standards for director nominees. The nominating committee will generally not consider any director candidates recommended by shareholders. The nominating committee has adopted a written charter, which is available upon request. The nominating committee consists of Donald A. Nichols (chair), John W. Feldt and Patricia Lipton. The nominating committee met two times during the fiscal year ended November 30, 2007.

Director Compensation

Directors and officers of the Investment Company who are officers, directors, employees or shareholders of the Advisor do not receive any remuneration from the Funds for serving as directors or officers. During the fiscal year ended November 30, 2007, those directors who are not so affiliated with the Advisor received the compensation as set forth in the table below.

Director	Aggregate Compensation From Each Fund(1)	Pension or Retirement Benefits	Estimated Annual Benefits Upon Retirement	Total Compensation From Investment Company Complex

John W. Feldt	$18,825 (Growth) $4,925 (Bond)	None	None	$23,750

Patricia Lipton	$17,950 (Growth) $4,050 (Bond)	None	None	$22,000

Donald A. Nichols	$18,825 (Growth) $4,925 (Bond)	None	None	$23,750

Mary Ann Deibele(2)	$18,825 (Growth) $4,925 (Bond)	None	None	$23,750
________________________________

(1)	No compensation was paid for the MidCap Fund because it did not commence operations until March 31, 2008.

(2)	Effective January 24, 2008, Mary Ann Deibele retired from her position as a Director on the Board of Directors of the Investment Company.

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Director Ownership of Fund Shares

The table below states the dollar range of shares of the Investment Company beneficially owned by each director of the Investment Company as of December 31, 2007:

Director(1)	Dollar Range of Equity Securities in Each Fund(2)	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Director

John W. Feldt	Over $100,000 (Growth Fund) None (Bond Fund)	Over $100,000

Patricia Lipton	$10,001-$50,000 (Growth Fund) $10,001-$50,000 (Bond Fund)	$10,001-$50,000

Donald A. Nichols	Over $100,000 (Growth Fund) None (Bond Fund)	Over $100,000

John W. Thompson	Over 100,000 (Growth Fund) $10,001-$50,000 (Bond Fund)	Over $100,000
________________________________

(1)
Effective January 24, 2008, Mary Ann Deibele retired from her position as a Director on the Board of Directors of the Investment Company. Therefore, no ownership information is provided for Ms. Deibele.

(2)	No ownership information is provided for the MidCap Fund because it did not commence operations until March 31, 2008.

Material Transactions with Independent Directors

No director who is not an interested person of the Investment Company, or his or her immediate family members, owned beneficially or of record, as of December 31, 2007, any securities of the Advisor, the Distributor or any person directly or indirectly controlling, controlled by, or under common control with the Advisor or the Distributor.

No director who is not an interested person of the Investment Company, or an immediate family member of such director, has had, during the two most recently completed calendar years, a direct or indirect interest in the Advisor or the Distributor or in any person directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor which exceeds $120,000. In addition, no director who is not an interested person of the Investment Company, or any immediate family members of such director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Investment Company; an officer of the Investment Company; an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act); an officer of an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act) having the same investment adviser or principal underwriter as the Investment Company or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or the Distributor; an officer of the Advisor or the Distributor; or a person directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor or an officer of any such "control" person. No director who is not an interested person of the Investment Company, or immediate family member, or such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

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Code of Ethics for Personal Trading

The Investment Company and the Advisor have adopted codes of ethics under Rule 17j-1 of the 1940 Act designed to ensure, among other things, that the interests of Fund shareholders take precedence over personal interest of their respective directors, officers and employees. Under the code of ethics, personal investment activities are subject to limitations designed to avoid both actual and perceived conflicts of interest with the investment activities of the Funds. The code permits personnel of the Investment Company and the Advisor to invest in securities including securities that may be purchased or held by the Funds, subject to certain exceptions and pre-clearance procedures.

The Investment Company’s principal underwriter and distributor, Quasar Distributors, LLC, has also adopted a similar code of ethics under Rule 17j-1 of the 1940 Act.

Code of Ethics for Principal Executive, Financial and Accounting Officers

The Investment Company has established a separate code of ethics that applies to its principal executive, financial and accounting officers. This written code sets forth standards that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents the Investment Company files with the SEC and in other shareholder communications; compliance with applicable governmental laws, rules or registrations; the prompt internal reporting of violations of the code to an appropriate person; and accountability for adherence to the code.

Proxy Voting Policies

Proxy voting policies adopted by the Investment Company are attached to this Statement of Additional Information as Appendix A. These proxy voting policies describe the procedures used by the Investment Company to determine how to vote proxies. Information regarding how the Investment Company voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ended June 30 are made available annually within sixty (60) days of June 30 (1) without charge, upon request, by calling 1-800-999-0887, and on the Investment Company's website at www.thompsonplumb.com, and (2) on the SEC's website at www.sec.gov.

Policy Regarding Disclosure of Fund Holdings

The Investment Company believes that portfolio holdings information constitutes material, non-public information. Accordingly, the Investment Company has adopted a policy limiting disclosure of its portfolio holdings. A complete list of each Fund's portfolio holdings as of the end of each calendar quarter will be posted on the Investment Company's website within thirty (30) days of the end of such quarter. Lists of each Fund's portfolio holdings is also disclosed to the extent required by law or to ratings agencies, such as Morningstar or Lipper. Information about a Fund's portfolio holdings may also be disclosed, without lag and when necessary, to the Investment Company's Advisor, Distributor, Transfer Agent, Custodian, Independent Registered Public Accounting Firm, as defined below, and other service providers (subject to their duty to maintain the confidentiality of such information) to the extent necessary to enable such providers to carry out their responsibilities to the Investment Company. Portfolio holdings information may be disclosed in other instances if the recipient of such information is bound by the duty of confidentiality and the Board of Directors of the Investment Company (including a majority of the independent directors) determines that such disclosure is appropriate. This policy does not prohibit disclosure to the media and others of particular stocks, industries or market segments that a Fund owns, likes or dislikes, so long as details that would constitute material, non-public information are not selectively disclosed. The Board of Directors receives quarterly reports on compliance with this policy. A copy of the Investment Company's policy regarding selective disclosure of portfolio holdings as attached hereto as Exhibit B.

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The Investment Company files with the SEC a complete schedule of each Fund's portfolio holdings for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year on Form N-CSR. These forms are generally filed within 60 days following the end of the fiscal quarter. These forms are available without charge, upon request, by calling 1-800-999-0887, or on the Investment Company's website at www.thompsonplumb.com. These forms are also available on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

In accordance with the Investment Company's selective disclosure of portfolio holdings policy described above, the Investment Company has entered into ongoing arrangements to make directly available, to certain third party entities, public information about each Fund's portfolio holdings. The Investment Company currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

Name	Information Disclosed	Frequency*	Lag Time
Bloomberg	Full portfolio holdings	Quarterly basis	Approximately 15 days after calendar quarter end
Capital-Bridge	Full portfolio holdings	Quarterly basis	Approximately 15 days after calendar quarter end
Evaluation Associates	Full portfolio holdings	Quarterly basis	Approximately 15 days after calendar quarter end
Jeffrey Slocum & Associates	Full portfolio holdings	Quarterly basis	Approximately 15 days after calendar quarter end
Lipper Analytics	Full portfolio holdings	Quarterly basis	Approximately 15 days after calendar quarter end
Morningstar	Full portfolio holdings	Quarterly basis	Approximately 15 days after calendar quarter end
Standard & Poors	Full portfolio holdings	Quarterly basis	Approximately 15 days after calendar quarter end
Thomson Financial	Full portfolio holdings	Quarterly basis	Approximately 15 days after calendar quarter end
Vickers	Full portfolio holdings	Quarterly basis	Approximately 15 days after calendar quarter end

*
Dissemination of portfolio holdings information to the entities listed may occur less frequently than indicated (or not at all). In all cases, such information is disclosed only after the information is posted on the Investment Company's website.

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ADVISORY, ADMINISTRATIVE AND OTHER SERVICES

Investment Advisor

Thompson Investment Management, Inc. ("TIM") acts as the investment advisor for the Growth Fund, MidCap Fund and Bond Fund pursuant to an Investment Advisory Agreement. John W. Thompson controls TIM by virtue of owning a majority of its outstanding voting securities. Subject to the general supervision of the Board of Directors of the Investment Company, TIM manages the investment operations of the Growth Fund, MidCap Fund and Bond Fund and the composition of their respective assets. In this regard, TIM provides supervision of the assets of the Growth Fund, MidCap Fund and Bond Fund, furnishes a continuous investment program for such Funds, and determines from time to time what investments or securities will be purchased, retained or sold by such Funds and what portion of the assets will be invested or held uninvested in cash.

The Investment Advisory Agreement pursuant to which TIM is retained by the Growth Fund, MidCap Fund and Bond Fund provides for compensation to TIM (computed daily and paid monthly) at the following annual rates: for the Growth Fund and MidCap Fund - 1.00% of the first $50 million of average daily net assets, and 0.90% of average daily net assets in excess of $50 million; and for the Bond Fund - 0.65% of the first $50 million of average daily net assets, and 0.60% of average daily net assets in excess of $50 million.

The following table sets forth the aggregate fees paid to TIM under the Investment Advisory Agreement for the past three fiscal years:

Fees for Investment Advisory Services(1)
	For the years ended November 30,
	2007	2006	2005
Thompson Plumb Growth Fund	$6,162,121	$7,604,971	$11,208,209
Thompson Plumb Bond Fund	$240,487	$195,910	$203,507

(1)	The MidCap Fund did not commence operations until March 31, 2008 and, therefore, is not included in this table.

The current Investment Advisory Agreement provides that the Advisor may render similar services to others so long as its services under the Agreement are not impaired thereby. The Investment Advisory Agreement with the Funds may enable the Advisor to receive research and related services and equipment from certain broker-dealers in exchange for allocating the Funds' securities transactions to them. The Investment Advisory Agreement also provides that a Fund will indemnify the Advisor against certain liabilities, including liabilities under the federal securities laws, or, in lieu thereof, contribute to resulting losses. The Investment Advisory Agreement further provides that, subject to Section 36 of the 1940 Act, the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreement relates, except liability to a Fund or its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

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Information About Portfolio Managers

John W. Thompson and John C. Thompson are co-portfolio managers for the Growth Fund and the Bond Fund.

John W. Thompson is the portfolio manager for the MidCap Fund.

John W. Thompson receives a fixed salary for managing the Funds. He also owns a majority of the outstanding equity interests in the Advisor and receives distributions from the Advisor from time to time.

John C. Thompson receives a fixed salary for managing the Funds.

The following table sets forth the portfolio managers' ownership of Fund shares as of November 30, 2007

Portfolio Manager	Dollar Range of Equity Securities in Each Fund(1)	Aggregate Dollar Range of Equity Securities in all Funds

John W. Thompson	Over $1,000,000 (Growth Fund) $10,001 - $50,000 (Bond Fund)	Over $1,000,000

John C. Thompson	Over $1,000,000 (Growth Fund) None (Bond Fund)	Over $1,000,000

(1)	No ownership information is provided for the MidCap Fund because it did not commence operations until March 31, 2008.

John W. Thompson and John C. Thompson each also manage other accounts for individuals and institutional clients. They receive a fixed salary for managing each of these accounts.

As of November 30, 2007, John W. Thompson managed a total of 387 other accounts (none of which were registered investment companies or other pooled investment vehicles), in addition to the Growth Fund, MidCap Fund and Bond Fund, having total aggregate assets of $544 million. None of these accounts was charged a fee based on performance.

As of November 30, 2007, John C. Thompson managed a total of 12 other accounts (none of which were registered investment companies or other pooled investment vehicles), in addition to the Growth Fund and Bond Fund, having total aggregate assets of $24 million.  None of these accounts was charged a fee based on performance.

Many, but not all, of the accounts managed by John W. Thompson and John C. Thompson have investment strategies similar to those employed for the Funds. Possible material conflicts of interest arising from these portfolio managers' management of the investments of the Funds, on the one hand, and the investments of other accounts, on the other hand, include the portfolio managers' allocation of sufficient time, energy and resources to managing the investments of the Funds in light of their responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Funds; the fact that the fees payable to TIM for managing the certain Funds may be less than the fees payable to TIM for managing other accounts, potentially motivating the portfolio managers to spend more time on managing the other accounts; the proper allocation of investment opportunities that are suitable for the Funds and other accounts; and the proper allocation of aggregated purchase and sale orders for the Funds and other accounts.

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Administrator

Under an Administrative and Accounting Services Agreement with the Funds, TIM also provides administrative and accounting services to the Funds. The administrative obligations include: (a) providing supervision of all aspects of each Fund's non-investment operations, such as custody of the Fund's assets, shareholder servicing and legal and audit services (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to the Funds' agreements with their Custodian and shareholder servicing agent), (b) providing each Fund, to the extent not provided pursuant to such agreements or the agreement with the Funds' accounting services agent, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation of each Fund's tax returns, reports to shareholders, periodic updating of the Prospectus and this Statement of Additional Information, and reports filed with the SEC and other regulatory authorities, all at the expense of the Fund, (d) providing each Fund, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services in Madison, Wisconsin, and (e) maintaining all of the records of each Fund other than those maintained pursuant to such agreements. The accounting service obligations include maintaining and keeping current certain accounts and financial records of each Fund, preparing the financial statements of each Fund as required by the 1940 Act and calculating the net asset value per share of each Fund on a daily basis.

The annual fees to be paid by each of the Funds to TIM under the Administrative and Accounting Services Agreement are calculated as follows: 0.15% of the first $30 million of the Fund's average daily net assets; 0.10% of the next $70 million of average daily net assets; and 0.025% of average daily net assets in excess of $100 million. The annual fee is subject to a $30,000 minimum per Fund.

The following table sets forth the aggregate fees paid to TIM for the past three fiscal years for administrative and accounting services provided to the Funds:

Fees for Administrative and Accounting Services(1)
	For the years ended November 30,
	2007	2006	2005
Thompson Plumb Growth Fund	$259,781	$299,860	$399,950
Thompson Plumb Bond Fund	$51,998	$45,032	$46,308

(1)	The MidCap Fund did not commence operations until March 31, 2008 and, therefore, is not included in this table.

Expenses

The Funds are responsible for the payment of their own expenses. Such expenses include, without limitation: the fees payable to the Advisor and Administrator; the fees and expenses of the Funds' Custodian and Transfer and Dividend Disbursing Agent; association membership dues; any portfolio losses; filing fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Funds; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses; expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Funds' existing shareholders and regulatory authorities; compensation and expenses of the Funds' Directors; and extraordinary expenses incurred by the Funds. The Advisor will bear the expense of printing and distributing prospectuses to prospective shareholders.

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TIM has contractually agreed to waive management fees and/or reimburse expenses incurred by the MidCap Fund from March 31, 2008 through March 31, 2009, so that the annual operating expenses of that Fund do not exceed 1.30% of its average daily net assets. TIM has contractually agreed to waive management fees and/or reimburse expenses incurred by the Bond Fund from March 31, 2008 through March 31, 2009, so that the annual operating expenses of that Fund do not exceed 0.59% of its average daily net assets.

The following table sets forth the total expenses TIM reimbursed with respect to the Funds for the past three fiscal years:

Reimbursed Expenses(1)
	For the years ended November 30,
	2007	2006	2005
Thompson Plumb Bond Fund	$241,302	$174,760	$151,663

(1)	The MidCap Fund did not commence operations until March 31, 2008 and, therefore, is not included in this table.

Transfer and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, is the transfer and dividend disbursing agent for the Funds.

Custodian

U.S. Bank, National Association, 1555 North RiverCenter Drive, Milwaukee, Wisconsin 53212, is the custodian of the Funds' portfolio securities and cash.

Counsel and Independent Registered Public Accounting Firm

Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as general counsel to the Funds.

PricewaterhouseCoopers LLP, an independent registered public accounting firm, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, audits the annual financial statements of the Funds.

DISTRIBUTION

Quasar Distributors, LLC (the "Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin, is principal underwriter and distributor of shares of the Funds. The Distributor sells the shares on a best efforts basis pursuant to a Distribution Agreement among the Investment Company, the Advisor and the Distributor. The Distribution Agreement was approved by the Board of Directors of the Investment Company, including a majority of directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Company, the Advisor or the Distributor.

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Under the Distribution Agreement, the Distributor is available to receive orders, make the Funds' shares available for sale and redemption through the NSCC's Fund/SERV system and to cooperate with the Investment Company on the development of advertisements and sales literature relating to the Funds. The Distributor, at its sole discretion, may repurchase shares offered for sale by Fund shareholders and enter into agreements with qualified broker-dealers who are interested in selling shares of the Funds. The Investment Company has agreed to indemnify the Distributor for claims, liabilities, losses, damages and expenses arising out of or based upon an untrue statement of a material fact contained in the Funds' registration statement, prospectus (including the statement of additional information), annual or interim report, advertisement or sales literature or an omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon the Investment Company's failure to comply with the Distribution Agreement or applicable law. The Distributor has agreed to indemnify the Investment Company for claims, liabilities, losses, damages and expenses arising out of or based upon the Distributor's failure to comply with the terms of the Distribution Agreement or applicable law or the Distributor's willful or negligent acts or omissions.

Because the Investment Company has not adopted a distribution plan for the Funds, it cannot compensate the Distributor for the services its provides under the Distribution Agreement. Instead, the Advisor is responsible for paying the Distributor's fees under the Distribution Agreement. Such fees are payable monthly at an annual rate equal to .0025% of the net asset value of the Funds, subject to a minimum annual fee of $48,000, as well as certain other fixed fees for compliance review services.

The Distribution Agreement continues for a period of two years from its effective date and thereafter will continue for successive one-year periods so long as such continuance is approved at least annually by the Investment Company Board of Directors, including a majority of directors who are not "interested persons" of the Investment Company, the Advisor or the Distributor. The Distribution Agreement may be terminated, upon at least 60 days written notice, by either the Investment Company or the Distributor, and will automatically terminate in the event of its assignment.

The Advisor pays, out of its own resources, amounts to broker-dealers and other intermediaries for various shareholder, account maintenance, networking and other services they provide to the Funds. Such services usually include maintaining aggregated or omnibus accounts through which the clients, plan participants and beneficial holders of such broker-dealers and intermediaries invest in the Funds; expedited processing of purchase, redemption or exchange transactions for clients, plan participants and beneficial holders of such broker-dealers and intermediaries; forwarding copies of Fund prospectuses, reports, proxy materials and other communications to their clients, plan participants and other beneficial holders; and/or responding to questions about Fund purchases, redemptions, exchanges and the like. The payments made by the Advisor under the shareholder servicing arrangements are generally expressed as a percentage of the aggregate net assets of the accounts in the Funds for which such broker-dealers and intermediaries are responsible, and payments made by the Advisor under the networking arrangements are generally expressed in a per account per period fee for accounts in the Funds for which such broker-dealer and intermediaries are responsible. The Funds reimburse the Advisor for a portion of the amounts paid by the Advisors under these arrangements. The amount reimbursed by the Funds is equal to (1) for those accounts maintained through a shareholder servicing arrangement, an annual rate of no more than 0.10% of the average daily net assets of the omnibus accounts in the Funds for which all broker-dealers and other intermediaries, in the aggregate, are responsible, and (2) for those accounts maintained through a networking arrangement, no more than $6 per year per account in the Funds for which the broker-dealers and other intermediaries are responsible; provided however, in all cases only one of these fees shall be applicable to the assets in an account. This amount has been determined by the Board of Directors of the Investment Company to approximate the transfer agency fees that would otherwise have been payable by the Funds if such broker-dealers and intermediaries did not maintain these accounts. For the fiscal year ended November 30, 2007, the amounts reimbursed by the Funds to the Advisor were $181,144.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, where applicable. Purchases and sales of securities on a national securities exchange are effected through brokers who charge a negotiated commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Advisor to seek the best net price and the most favorable execution in light of the overall quality of brokerage and research services provided. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best net price and the most favorable execution involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker's efficiency in executing and clearing transactions and the broker's financial strength and stability. The best net price takes into account the brokerage commission or dealer spread involved in purchasing the securities. Transactions in the securities of small companies may involve specialized services on the part of the broker and thereby entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

In selecting brokers to effect portfolio transactions for the Funds, the Advisor also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, access to computerized data bases and the software for analyzing such data bases in order to obtain information regarding performance of securities and the advisability of investing, and the availability of the brokerage firm's analysts for consultation. Where computer software serves functions other than assisting the Advisor in the investment decision-making process (e.g., recordkeeping), the Advisor makes a reasonable allocation of the cost of the software to such other functions and bear all costs related to such other functions themselves. While the Advisors believe such information and services have substantial value, the Advisors consider them supplemental to their own efforts in the performance of their duties under the Investment Advisory Agreement. Other clients of the Advisor may benefit from the availability of these services to the Advisor, and the Funds may benefit from services available to the Advisor as a result of transactions for other clients. The Investment Advisory Agreement provides that the Advisor, in placing orders for portfolio securities, is entitled to rely upon Section 28(e) of the Securities Exchange Act of 1934. Such Section generally permits the Advisor to cause the Funds to pay a broker or dealer who provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction in excess of the amount another broker or dealer would have charged for effecting the transaction; provided the Advisor determine in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker or dealer viewed in terms of either the particular transaction or the Advisor's overall responsibilities with respect to the Funds and the other accounts as to which the Advisor exercises investment discretion.

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The Advisor does not compensate broker-dealers for, or otherwise take into consideration, the efforts of a broker-dealer in marketing, offering or selling Fund shares in allocating brokerage, although pursuant to procedures adopted by the Funds, the Advisor may effect portfolio transactions through such broker-dealers.

The Advisor may direct portfolio transactions for the Funds to Fidelity Capital Markets, BNY Brokerage Services, Trade Manage Capital, Inc. and other broker-dealers under agreements in which a portion of the commissions paid to such broker-dealers by a Fund are returned to that Fund and used to pay that Fund's expenses. There are no minimum levels of brokerage commissions that must be earned under these directed brokerage arrangements. The allocation of transactions to such broker-dealers will be made only if it is consistent with "best execution."

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as the Advisor's other customers (including any other fund or other investment company or advisory account for which the Advisor acts as investment advisor), the Investment Advisory Agreement provides that the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund.

The following table sets forth the aggregate brokerage commissions paid by each Fund for the past three fiscal years:

Brokerage Commissions Paid by the Funds(1)
	For the years ended November 30,
	2007	2006	2005
Thompson Plumb Growth Fund	$684,664	$918,610	$1,418,874
Thompson Plumb Bond Fund	$664	$307	$1,110

(1)	The MidCap Fund did not commence operations until March 31, 2008 and, therefore, is not included in this table.

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The following table sets forth the aggregate brokerage commissions paid by each Fund to U.S. Bank, an affiliate of the Fund’s Distributor, for the past three fiscal years:

Brokerage Commissions Paid to U.S. Bank by the Funds(1)
	For the years ended November 30,
	2007	2006	2005
Thompson Plumb Growth Fund	$33	$315	$499
Thompson Plumb Bond Fund	$664	$307	$261

(1)	The MidCap Fund did not commence operations until March 31, 2008 and, therefore, is not included in this table.

The percentage of the Growth Fund’s aggregate brokerage commissions paid to U.S. Bank during the fiscal year ended November 30, 2007 was 0.004%, and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through U.S. Bank during the fiscal year ended November 30, 2007 was 1.065%.

The percentage of the Bond Fund’s aggregate brokerage commissions paid to U.S. Bank during the fiscal year ended November 30, 2007 was 9.39%, and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through U.S. Bank during the fiscal year ended November 30, 2007 was 13.138%.

The Funds did not pay any other brokerage commissions to any affiliated person of the Funds, the Advisor or the Distributor, or to any affiliates of such affiliated persons during the past three fiscal years.

The following table sets forth, for the fiscal year ended November 30, 2007, the aggregate amount of portfolio securities transactions executed for the Funds by broker-dealers who provided research services to the Funds or with which the Funds had directed brokerage arrangements, and the commissions paid to such broker-dealers. (1)

	Aggregate Directed Portfolio Transactions	Brokerage Commissions
Growth Fund	$400,451,220	$465,724
Bond Fund	--	--

(1)	The MidCap Fund did not commence operations until March 31, 2008 and, therefore, is not included in this table.

As of November 30, 2007, no Fund owned any securities of its "regular broker-dealer" (as defined in Rule 10b-1 under the 1940 Act) or of their parents, except as set forth in the table below.(1)

	Issuer (Regular Broker-Dealer)	Security	Value at November 30, 2007
Growth Fund	Citigroup	Common Stock	$12,897,090
Bond Fund	Morgan Stanley	Bond	$495,725
	Merrill Lynch	Bond	$482,815

(1)	The MidCap Fund did not commence operations until March 31, 2008 and, therefore, is not included in this table.

TAXES

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), and to take all other action required so that no federal income tax will be payable by the Fund itself. In order to qualify as a regulated investment company, each Fund must satisfy a number of requirements. If a Fund were to fail to qualify as a regulated investment company under the Code, it would be treated as a regular corporation whose net taxable income (including taxable dividends and net capital gains) would be subject to income tax at the corporate level, and distributions to shareholders would be subject to a second tax at the shareholder level.

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The dividends received deduction available to a corporate shareholder with respect to certain ordinary income distributions from a Fund may be reduced below 70% if the shareholder has incurred any indebtedness directly attributable to its investment in Fund shares.

Any ordinary income or capital gain distribution will reduce the net asset value of Fund shares by the amount of the distribution. Although such a distribution thus resembles a return of capital if received shortly after the purchase of shares, it generally will be taxable to shareholders.

All or part of any loss that a shareholder realizes on a redemption of shares will be disallowed if the shareholder purchases other shares of the same Fund (including by the automatic reinvestment of Fund distributions in additional Fund shares) within 30 days before or after the redemption.

Each Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain requirements with respect to distributions of net ordinary income and capital gain net income. It is anticipated that this provision will not materially affect the Funds or their shareholders. Dividends declared in October, November or December to shareholders on a date in any such month and paid during January of the following year will be treated as received by the shareholders on December 31 of the year declared.

Dividends and other distributions paid to individuals and other non-exempt persons are subject to a 28% backup federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if a Fund is notified that the shareholder has under reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. A shareholder may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the account application form accompanying the Prospectus or an IRS Form W-9.

The foregoing discussion of tax consequences is based on federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.

CAPITAL STOCK AND OTHER SECURITIES

General

The authorized capital stock of the Investment Company consists of an indefinite number of shares of Common Stock, $.001 par value per share. The shares of Common Stock are presently divided into three series, each of which has an indefinite number of authorized shares: the Growth Fund, the MidCap Fund and the Bond Fund. The Board of Directors may authorize the issuance of additional series of Common Stock (funds).

Each share of Common Stock has one vote and, when issued and paid for in accordance with the terms of the Prospectus, will be fully paid and nonassessable. The Funds currently have no employees and do not intend to have employees in the future. Shares of Common Stock are redeemable at net asset value, at the option of the shareholder. Shares of Common Stock have no preemptive, subscription, conversion or accumulative voting rights and are freely transferable. Shares of Common Stock can be issued as full shares or fractions of shares.

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Shareholders have the right to vote on the election of the directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Investment Company's Articles of Incorporation or Bylaws. Shareholders of each Fund vote together to elect a single Board of Directors of the Investment Company and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all Funds, but affecting individual Funds differently (such as a new investment advisory agreement), separate votes by shareholders of each Fund are required. The Investment Company's Articles of Incorporation do not require the holding of annual meetings of shareholders. However, special meetings of shareholders may be called (and, at the request of shareholders holding 10% or more of the Funds' outstanding shares must be called) for purposes such as electing or removing directors, changing fundamental policies or approving investment advisory contracts.

Control Persons and Principal Holders of Fund Shares

The following table sets forth the names, addresses and percentage ownership of each person who owns of record, or is known to management to own, beneficially 5% or more of a Fund's outstanding shares as of March 1, 2008. Other than those named below, no person controls any Fund. (1)

RECORD OR BENEFICIAL OWNER	PERCENTAGE OWNERSHIP

GROWTH FUND:

Charles Schwab (record) 101 Montgomery Street San Francisco, CA 94104-4151	20.24%

National Financial Services LLC (record) 1 World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5503	16.99%

All officers and directors of the Investment Company as a group (9 persons)	3.38%

BOND FUND:

Charles Schwab (record) 101 Montgomery Street San Francisco, CA 94104-4151	29.35%

National Financial Services LLC (record) 1 World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5503	18.42%

Plumb Trust Co. (record) 1200 John Q. Hammons Drive 2nd Floor Madison, WI 53717	7.24%

All officers and directors of the Investment Company as a group (9 persons)	0.12%

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(1)	The MidCap Fund did not commence operations until March 31, 2008 and, therefore, is not included in the table.

FINANCIAL STATEMENTS

The financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the Annual Report to Shareholders for the fiscal year ended November 30, 2007 are incorporated herein by reference. The Annual Report to Shareholders may be obtained without charge by writing to Thompson Plumb Funds, Inc., P.O. Box 701, Milwaukee, Wisconsin 53202 or by calling 1-800-999-0887.

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EXHIBIT A

THOMPSON PLUMB FUNDS, INC.
PROXY VOTING POLICIES AND PROCEDURES

Introduction

Thompson Plumb Funds, Inc. (the "Funds") has adopted these Proxy Voting Policies and Procedures pursuant Investment Company Act Release IC-25922 ("Disclosure of Proxy Voting Policies and Proxy Voting Records by Registered Management Investment Companies"). The Release, among other things, amended Items 13 and 22 of Form N-1A. New Item 13(f) requires each mutual fund to describe or include in its statement of additional information the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders and those of the fund's investment adviser, principal underwriter or an affiliated person of the adviser or underwriter.

General Policies and Procedures

The Funds are managed with one goal in mind: to maximize shareholder value consistent with the Funds' investment objectives and policies. The Funds buy, hold and sell securities in pursuit of this goal. The Funds also exercise their rights as shareholders, including their voting rights, in the companies in which they invest in furtherance of this goal. The Funds take their voting rights seriously as they believe such rights are significant assets of the Funds. How the Funds vote on matters submitted to them in their capacity as shareholders of companies in their portfolio can have an impact on shareholder value.

The Funds typically invest in companies due, in part, to the strength, experience, quality and depth of their management. Management is entrusted with the day-to-day operations of a company, and a company's board of directors is responsible for long-range and other strategic planning decisions and corporate oversight. The Funds do not and cannot micromanage the companies in which they invest. While the Funds remain confident in the capabilities and motivations of a company's management (including its board of directors), the Funds will give considerable deference to the view of management with regard to matters submitted to a vote of shareholders. As a result, the Funds will frequently vote in a manner consistent with management's recommendations.

The Funds believe sound corporate governance adds value to shareholders of companies. The Funds will generally support matters which promote the corporate governance objectives: accountability of a company's management and board of directors to its shareholders; close alignment of the interests of management with those of shareholders; protection of shareholder rights, including voting rights; and accurate, understandable and timely disclosure of material information about a company's operations and financial performance.

Specific Matters

Specific matters of concern to the Funds include election of directors, equity-based compensation, corporate structure and shareholder rights, takeover deterrents and defense mechanisms, and social policy issues and shareholder proposals. Although the Funds do not have a policy of voting for or against any specific type of matter, the Funds will generally disfavor any matter that in its view is not in the best interests of a company's shareholders, particular their interest in the creation of value for their shares. The Funds will also not generally approve any matter that weakens the accountability of a company's management to shareholders, potentially skews the alignment of the interests of management with those of shareholders, abridges shareholder rights, deters legitimate change of control transactions or has the potential adverse economic effect on a company. The Funds will also vote against management's nominees for election as directors and other management recommendations if the Funds believe that management, including the board of directors, are failing to serve the best interests of their companies' stockholders.

Election of Directors. The Funds support a board of directors consisting of a majority of independent directors. The Funds also support the annual election of the entire board of directors. The Funds will generally resist efforts to create a staggered or classified board. The Funds will consider supporting attempts to de-classify existing Boards. The Funds also generally favor cumulative voting in the election of directors because it increases the shareholders' rights to effect change in the management of a company. However, other protections, such as a nominating committee comprised entirely of independent directors and a board consisting of a majority of independent directors, may make cumulative voting less important. The Funds also support the ability of shareholders to remove directors with or without cause and to fill vacancies on the board. In voting to elect or withhold support for a nominee to a company's board, the Funds will consider the experience and likely contribution of the nominee to the board and any committees of the board and his or her knowledge of the company and its industry.

Ratification of Independent Accountants. In considering whether to ratify the selection of independent accountants, the Funds will take into account the reputation of the accounting firm and the services it has or can provide to the company, and any other relationships it may have with the company, the company's board or its audit committee.

Equity-Based Compensation. The Funds believe that properly designed equity-based compensation plans, including restricted stock, option and purchase plans, effectively align the interests of shareholders with those of management and key employees. The Funds believe that equity-based compensation should be specifically tailored to achieve identifiable performance objectives. The Funds prefer restricted stock versus stock options because restricted stock better aligns shareholder interests with employee interests. The Funds are generally opposed to plans that substantially dilute their ownership interest in companies, provide participants with excessive awards or have other objectionable features and terms (such as de minimis exercise prices, automatic re-pricing features or the absence of vesting or holding period requirements).

The Funds also believe that management, particularly a company's executive officers, should be fairly compensated and provided appropriate incentives to create value for shareholders. However, the Funds will generally not support, without a valid justification, compensation or severance pay which is considered to be excessive, or bonuses and other incentives that are not tied to the creation of shareholder value.

Corporate Structure and Shareholder Rights. The Funds believe that shareholders generally should have voting power equal to their equity interest in a company and should be able to approve or reject matters by a simple majority vote. The Funds will generally support proposals to eliminate supermajority vote requirements and will generally vote against proposals to impose supermajority vote requirements. The Funds will also generally not support proposals for the creation of a separate class of common stock with greater or lesser voting rights. The Funds generally oppose proposals that eliminate or restrict the right of shareholders to call meetings or to take action by written consent in lieu of a meeting.

Takeover Deterrents. The Funds believe that the shareholders of a company should have the right to determine whether a change in control transaction is in their best interests. Although the Funds believe that in many change in control transactions a company's management plays an important role in increasing shareholder value, the Funds are skeptical of shareholder rights plans (i.e., poison pills) that would require management's involvement in the process. Some poison pills are subject to shareholder vote, mandatory periodic review by independent directors, short-term sunset provisions and qualified/permitted offer provisions, and may be acceptable to the Funds.

Proposals to increase the number of authorized shares of common stock or to create "blank check" preferred stock can also be used to deter takeover attempts that are not favored by management. However, additional authorized shares and blank check preferred stock are useful for legitimate financing needs. The Funds will therefore consider the likely uses and number of the additional authorized shares in determining how to vote on such proposals.

Social Policy Issues and Shareholder Proposals. The Funds generally will not support shareholder proposals on social policy issues or on a company's business practices, unless the Funds believe such proposals may have a beneficial effect on the company's stock price. Shareholder proposals typically relate to ordinary business matters which are more properly the responsibility of the company's management and its board of directors.

Delegation of Proxy Voting; Conflicts of Interest

The Funds delegate their proxy voting decisions to Thompson Investment Management, Inc., their investment adviser (the “Adviser”). The portfolio manager(s) of the Funds (who are employees of the Adviser) decide on how votes should be cast by the Funds, given their knowledge of the companies in which the Funds are invested and practices common in the companies' relevant industries. The Adviser and portfolio manager(s) are required to cast votes on behalf of the Funds strictly in accordance with these Proxy Voting Policies and Procedures.

Proxies of the Funds may be solicited by a company at times in which the Adviser or one of its affiliates has, or is seeking, a business relationships with such company or in which some other conflict of interest may be present. For example, the Adviser or an affiliate of the Adviser may manage the assets of an executive officer or a pension plan of the subject company, administer the subject company's employee benefit plan, or provide brokerage, investment, trust, consulting or other services to the subject company. Personal relationships may also exist between a representative of the Adviser and a representative of the company. By the same token a conflict of interest may be present between the Adviser or one of its affiliates and other persons, whether or not associated with the subject company, who may have a stake in the outcome of the vote. Under these circumstances the Adviser may be inclined to vote in a certain way to avoid possible damage to the Adviser's (or affiliate's) relationship or potential relationship, which could be inconsistent with the Adviser's responsibility to the Funds and their shareholders.

The Adviser will maintain a list of companies that present a potential conflict of interest with regard to the voting of proxies for the Funds managed by the Adviser. The portfolio manager(s) of the Funds with authority to vote proxies for the Funds will refer to the list before voting proxies. If a proxy relates to a company on the list, the matter shall be forwarded to the Adviser’s Proxy Review Committee and the President of the Adviser for further consideration. When the Adviser’s Proxy Review Committee or the Adviser’s President believes that a particular vote to be cast by the Adviser on behalf of the Funds presents a material conflict of interest, the Advisor should inform legal counsel to the Funds and explain the conflict. The Adviser will also be required to inform the Funds' Board of Directors of the conflict and seek guidance from the Board as to how the vote should be cast. The guidance provided by the Board of Directors, including a majority of the directors who are not "interested persons" of the Adviser, will be binding on the Adviser. Notwithstanding the above, the Board of Directors may establish a proxy voting committee, a majority of the members of which may not be "interested persons" of the Adviser, that will be authorized and directed to provide guidance to the Adviser on how to cast votes on behalf of the Fund if a material conflict of interest is present.

The Adviser has formed an internal Proxy Review Committee to identify non-routine matters and proposals with potential to create conflicts of interest, and to otherwise implement these Proxy Voting Policies and Procedures. The Proxy Review Committee will consist of officers and/or employees of the Adviser and will always include its Chief Compliance Officer.

Miscellaneous

These Proxy Voting Policies and Procedures are guidelines to be followed by the Adviser who is delegated the responsibility for voting proxies on behalf of the Funds. They are not hard and fast rules. Each matter on which the Funds are entitled to vote will be considered on a case-by-case basis and votes will be cast in a manner believed in good faith to be in the best interest of the Funds and its shareholders.

These Proxy Voting Policies and Procedures may be amended at any time by the Board of Directors of the Funds, including a majority of the directors who are not "interested persons" of the Adviser.

EXHIBIT B

THOMPSON PLUMB FUNDS, INC.
SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors of Thompson Plumb Funds, Inc. (the "Company") has adopted this Policy regarding the disclosure of information related to the portfolio holdings of the various mutual fund series (the "Funds") of the Company.

General Policy

Information about the portfolio holdings of the Funds is generally considered to be relevant and significant to persons in deciding to buy or sell shares of the Funds. Such information should be safeguarded as material, non-public information until publicly disclosed. This means, at a minimum, that information about the portfolio holdings of any Fund should not be selectively disclosed to investors or potential investors (or their advisers, consultants or intermediaries) or to any other persons unless there are legitimate Company business purposes for doing so and such persons are subject to a duty of confidentiality and trading restrictions.

Specific Authorized Public Disclosures

The Company shall post on its website a complete schedule of the securities and investments owned by each Fund (the "Holdings Schedule") as of the end of each calendar quarter. This posting shall be made within thirty (30) days of the end of such quarter. The Holdings Schedule of each Fund shall at least identify each security or investment and its market value at the end of the quarter. In addition, the Company shall disclose the investments of the Funds as required by the Investment Company Act of 1940, as amended, and the rules and regulations adopted by the Securities and Exchange Commission thereunder (the "Investment Company Act"). Currently, the Investment Company Act requires the Funds to file with the SEC a complete schedule of their portfolio holdings for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year with their annual and semi-annual reports to shareholders on Form N-CSR. These forms are required to be filed with the SEC approximately 60 days following the end of the relevant fiscal quarter. Portfolio holdings of the Funds shall also be disclosed to the extent required by applicable law, including without limitation the Securities Act of 1933 and the Securities Exchange Act of 1934 such as in filings on Schedule 13D or 13G or Form 13F.

The Company may refer persons who seek information on portfolio holdings to the Holdings Schedule posted on the website or the Company may deliver a copy of a Holdings Schedule to them but not until after the Holdings Schedule has been posted on the website.

Prohibition Against Selective Disclosure

Other than the postings of Holdings Schedules as described above, as described under "Permissible Disclosure" below, or as required by law, no person associated with the Company or Thompson Investment Management, Inc. (the "Advisor") or any other service provider to the Funds shall disclose to any person any information regarding the portfolio holdings of any Fund. This prohibition includes a partial or complete list of the securities and other investments of any Fund, as well as information about a particular security or investment purchased, sold or held (or proposed to be purchased or sold) by a Fund. The Company shall advise its service providers (including without limitation, its Advisor; distributor, Quasar Distributors, LLC (the "Distributor"); transfer agent, U.S. Bancorp Fund Services, LLC (the "Transfer Agent"); administrator and accounting agent, Thompson Investment Management, Inc. (the "Administrator and Accounting Agent"); custodian, U.S. Bank, National Association (the "Custodian"); counsel, Quarles & Brady LLP (the "Counsel"); and independent registered public accounting firm, PricewaterhouseCoopers LLP (the "Independent Registered Public Accounting Firm") of this Policy and determine the ability of such service providers to comply with it.

Permissible Disclosure

Notwithstanding the prohibitions above, the President or Vice President of the Company may disclose a Fund's portfolio holdings (including a more current list of holdings than the quarterly Holdings Schedule) to a recognized rating agency such as Morningstar or Lipper for its use in developing a rating for the Fund or in evaluating the category in which the Fund should be placed. In addition, (i) the President or Vice President of the Company (and the portfolio manager(s) of a Fund, after consultation with the Company's President) may disclose to a newspaper, magazine or television, cable or radio program that a Fund owns a particular security or securities within a particular industry, sector or market capitalization, and (ii) representatives of the Fund's Advisor or Distributor may discuss with shareholders and prospective investors, the Company's assessment and interest in a particular company whose securities are held in the Fund's portfolio, provided said security has been identified as a holding of the Fund in its most recently published list of securities holdings and provided the President of the Company has authorized and approved the disclosure. No disclosure permitted by either clause (i) or clause (ii) of the foregoing shall include disclosure of the number of shares or principal amount of the subject securities held by the relevant Fund or the percentage that any such position represents in the Fund or in the issuer of such securities and shall not include disclosure regarding whether the Fund is considering the purchase or sale of any of the subject securities.

Information about a Fund's portfolio holdings may be disclosed, without lag and whenever necessary, to the Fund's Advisor, Distributor, Administrator and Accounting Agent, Transfer Agent, Custodian, Counsel, Independent Registered Public Accounting Firm and other service providers only to the extent required by law or, subject to imposing appropriate conditions on the confidentiality and safekeeping of such information, only to the extent necessary to enable such service providers to carry out their specific duties, responsibilities and obligations to the Fund. The Fund's Advisor, Distributor, Administrator and Accounting Agent, Transfer Agent and Custodian generally have access to information about a Fund's portfolio holdings on a daily basis. The Fund's Counsel and Independent Registered Public Accounting Firm are generally provided with information about a Fund's portfolio holdings on a semi-annual basis.

Information about a Fund's portfolio holdings may also be disclosed if, in advance of such disclosure, it is established to the satisfaction of the Board of Directors, including a majority of Directors who are not "interested persons" of the Company, upon the advice of legal counsel, that such disclosure does not violate applicable securities laws and is in the best interests of shareholders of that Fund and that the recipient of such information has agreed to maintain the confidentiality of such information and will not trade on such information.

Reports to Board

The Company shall report to the Board of Directors on a quarterly basis the parties' compliance with this Policy.

Oversight of Policy

The Company's Chief Compliance Officer shall be responsible for overseeing this Policy and for ensuring that all appropriate parties acknowledge their understanding of this Policy. The Chief Compliance Officer shall periodically evaluate the effectiveness of this Policy and recommend to the Board of Directors modifications to this Policy.

Disclosure of Policy

The Prospectus for the Funds shall state that a description of this Policy is set forth in the Funds' Statement of Additional Information ("SAI") and the SAI shall describe this Policy.

PART C
Other Information
_________________

Item 23. Exhibits.

See Exhibit Index following the signature page to this Registration Statement, which Exhibit Index is incorporated herein by this reference.

Item 24. Persons Controlled by or Under Common Control with Registrant.

None.

Item 25. Indemnification.

Article V, Section 4 of the Registrant’s Bylaws provides for indemnification under certain circumstances of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Registrant. However, no person shall be indemnified by the Registrant against any liability to any of the Funds or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Item 26. Business and Other Connections of Investment Advisor.

Thompson Investment Management, Inc. is the investment advisor to the Growth, MidCap and Bond Funds of the Registrant. Set forth below is a list of the directors and officers of Thompson Investment Management, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature of those directors and officers during the past two fiscal years.

Name	Position with Thompson Investment Management, Inc.	Other Affiliations

John W. Thompson	President	Chairman, Director and Chief Executive Officer of the Registrant.

John C. Thompson	Vice President	President and Chief Operating Officer of the Registrant since 2005.

Roland R. Reinholtz	Vice President	None.

Penny M. Hubbard	Vice President - Administrative Services	Chief Financial Officer and Treasurer of the Registrant since 2005.

Name	Position with Thompson Investment Management, Inc.	Other Affiliations

Nedra S. Pierce	Chief Compliance Officer	Chief Compliance Officer of the Registrant since 2006. Director of Business Development of Thompson Investment Management LLC, a predecessor of Thompson Investment Management, Inc., until 2006.

Jason L. Stephens	Secretary
Secretary of the Registrant since 2005; Chief Compliance Officer of the Registrant until 2006; Chief Compliance Officer of Thompson Investment Management LLC, a predecessor of Thompson Investment Management, Inc., until 2006.

Colleen Curliss	Chief Financial Officer	None.

Item 27. Principal Underwriters.

Quasar Distributors, LLC serves as the principal underwriter and distributor of shares of the Registrant’s mutual fund series.

(a) Set forth below is the name of each investment company (other than the Registrant) for which Quasar Distributors, LLC acts as a principal underwriter, depositor or investment adviser:

AIP Alternative Strategies Funds
AIP-Underlying Funds Trust
Akros Absolute Return Fund
Al Frank Funds
Allied Asset Advisors Funds
Alpine Equity Trust
Alpine Income Trust
Alpine Series Trust
American Trust Allegiance Fund
Appleton Group
Brandes Investment Trust
Brandywine Blue Funds, Inc.
Brazos Mutual Funds
Bridges Investment Fund, Inc.
Buffalo Funds
Capital Advisors Funds
Chase Funds
Cookson Peirce

Counterpoint Select Fund
Country Funds
Cullen Funds
Duncan-Hurst Funds
Edgar Lomax Value Fund
Empiric Funds, Inc.
Everest Funds
Fairholme Fund
FFTW Funds, Inc.
FIMCO Funds
First American Funds, Inc.
First Amer Investment Funds, Inc.
First Amer Strategy Funds, Inc.
Fort Pitt Capital Group, Inc.
Fund X Funds
Fusion Funds, LLC
Geneva Advisors All Cap Growth Fund
Glenmede Fund, Inc.
Glenmede Portfolios
Greenspring Fund
Greenville Small Cap Growth Fund
Guinness Atkinson Funds
Harding Loevner Funds
Hennessy Funds, Inc
Hennessy Mutual Funds, Inc.
Hester Total Return Fund
High Pointe Funds
Hodges Fund
Hotchkis and Wiley Funds
Huber Funds
Intrepid Capital Management
Jacob Internet Fund Inc.
Jensen Portfolio
Julius Baer Funds
Kensington Funds
Keystone Mutual Funds
Kiewit Investment Fund L.P.
Kirr Marbach Partners Funds, Inc
Leader Short Term Bond Fund
LKCM Funds
Marketfield Fund
Masters' Select Fund Trust
Matrix Asset Advisors, Inc.
McCarthy Fund
Monetta Fund, Inc.
Monetta Trust
MP63 Fund
Muhlenkamp (Wexford Trust)

USA Mutuals Funds
Nicholas Funds
Osterweis Funds
Perkins Capital Management
Permanent Portfolio Funds
Perritt Opportunities Funds
Phocas Financial Funds
PIA Funds
PIC Funds
Portfolio 21
Primecap Odyssey Funds
Prospector Funds
Prudent Bear Funds, Inc.
Purisima Funds
Quaker Investment Trust
Rainier Funds
Rigel Capital, LLC
Rockland Small Cap Growth Fund
Seascape Funds
Snow Fund
Stephens Management Co.
Summit Funds
Teberg Fund
TIFF Investment Program, Inc.
Tygh Capital Management
Villere Fund
Wisconsin Capital Funds, Inc.
WY Funds

(b) Set forth below is a list of each manager, officer, director and member of Quasar Distributors, LLC and their positions and officers with Quasar Distributors, LLC and the Registrant.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant

James R. Schoenike 615 East Michigan Street Milwaukee, WI 53202	President, General Securities Principal, FINRA Executive Officer and Board Member	None

Susan LaFond 615 East Michigan Street Milwaukee, WI 53202	Financial Operations Principal	None

Andrew M. Strnad 615 East Michigan Street Milwaukee, WI 53202	Secretary	None

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant

Teresa Cowan 615 East Michigan Street Milwaukee, WI 53202	Chief Compliance Officer, General Securities Principal and Assistant Secretary	None

Eric W. Falkeis 777 E. Wisconsin Avenue Milwaukee, WI 53202	Board Member	None

Joe Redwine 615 East Michigan Street Milwaukee, WI 53202	Board Member	None

Robert Kern 777 E. Wisconsin Avenue Milwaukee, WI 53202	Board Member	None

(c) Quasar Distributors, LLC does not receive any commissions or other compensation from the Registrant. Thompson Investment Management, Inc., the investment advisor to the Registrant’s Growth, MidCap and Bond Funds, pays the compensation of Quasar Distributors, LLC with respect to the distribution of shares of those funds.

Item 28. Location of Accounts and Records.

The Amended and Restated Articles of Incorporation, Bylaws and minute book of the Registrant are in the physical possession of Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Accounts, books, records and other documents required to be maintained under Section 31(a) relating to the number of shares of the Registrant’s common stock held by each shareholder of record are in the physical possession of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of Thompson Investment Management, Inc., 1200 John Q. Hammons Drive, Fifth Floor, Madison, Wisconsin 53717.

Item 29. Management Services.

Not applicable.

Item 30. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of Wisconsin, on the 28th day of March, 2008.

THOMPSON PLUMB FUNDS, INC.

By       /s/ John W. Thompson
John W. Thompson
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below on this 28th day of March, 2008, by the following persons in the capacities indicated.

/s/ John W. Thompson		/s/ John W. Feldt*
	John W. Thompson Chairman and Chief Executive Officer (Principal Executive Officer)	John W. Feldt Director

/s/ Penny Hubbard		/s/ Donald A. Nichols*
	Penny Hubbard Chief Financial Officer (Principal Financial Officer)	Donald A. Nichols Director

/s/ Patricia Lipton *
Patricia Lipton Director

*By:	/s/ John W. Thompson
John W. Thompson

*  Pursuant to Power of Attorney

THOMPSON PLUMB FUNDS, INC.
_____________________________________________

EXHIBIT INDEX

TO

REGISTRATION STATEMENT ON FORM N-1A
_____________________________________________

Exhibit Number	Description	Incorporated Herein By Reference To	Filed Herewith

(A)(1)	Registrant’s Amended and Restated Articles of Incorporation	Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (Reg. No. 33-6418) (the “Registration Statement”)

(A)(2)	Articles of Amendment to Registrant’s Amended and Restated Articles of Incorporation	Post-Effective Amendment No. 17 to the Registration Statement

(A)(3)	Articles of Amendment to Registrant’s Amended and Restated Articles of Incorporation	Post-Effective Amendment No. 19 to the Registration Statement

(A)(4)	Articles of Amendment to Registrant’s Amended and Restated Articles of Incorporation	Post-Effective Amendment No. 22 to the Registration Statement

(A)(5)	Articles of Amendment to Registrant’s Amended and Restated Articles of Incorporation	Post-Effective Amendment No. 24 to the Registration Statement

(A)(6)	Articles of Amendment to Registrant’s Amended and Restated Articles of Incorporation	Post-Effective Amendment No. 26 to the Registration Statement

(B)	Registrant’s Amended and Restated Bylaws	Post-Effective Amendment No. 23 to the Registration Statement

(C)	None

(D)(1)	Investment Advisory Agreement between Registrant and Thompson Investment Management LLC for the Growth and Bond Funds	Post-Effective Amendment No. 22 to the Registration Statement

(D)(2)	First Amendment to the Investment Advisory Agreement	Post-Effective Amendment No. 25 to the Registration Statement

Exhibit Number	Description	Incorporated Herein By Reference To	Filed Herewith

(D)(3)	Second Amendment to the Investment Advisory Agreement	Post-Effective Amendment No. 26 to the Registration Statement

(E)(1)	Distribution Agreement among Registrant, Thompson Investment Management LLC and Quasar Distributors, LLC	Post-Effective Amendment No. 24 to the Registration Statement

(E)(2)	First Amendment to Distribution Agreement	Post-Effective Amendment No. 25 to the Registration Statement

(E)(3)	Amendment to Distribution Agreement	Post-Effective Amendment No. 26 to the Registration Statement

(E)(4)	Form of Dealer Agreement for use by Quasar Distributors, LLC with selected dealers	Post-Effective Amendment No. 25 to the Registration Statement

(F)	Not applicable

(G)(1)	Custody Agreement with U.S. Bank National Association	Post-Effective Amendment No. 24 to the Registration Statement

(G)(2)	First Amendment to Custody Agreement	Post-Effective Amendment No. 25 to the Registration Statement

(G)(3)	Amendment to Custody Agreement	Post-Effective Amendment No. 26 to the Registration Statement

(H)(1)	Administrative and Accounting Services Agreement between Registrant and TIM Holdings, Inc.	Post-Effective Amendment No. 22 to the Registration Statement

(H)(2)	First Amendment to Administrative and Accounting Services Agreement	Post-Effective Amendment No. 25 to the Registration Statement

(H)(3)	Second Amendment to Administrative and Accounting Services Agreement	Post-Effective Amendment No. 26 to the Registration Statement

(H)(4)	Transfer Agent Servicing Agreement	Post-Effective Amendment No. 25 to the Registration Statement

(H)(5)	First Amendment to Transfer Agent Servicing Agreement	Post-Effective Amendment No. 25 to the Registration Statement

(H)(6)	Second Amendment to Transfer Agent Servicing Agreement	Post-Effective Amendment No. 25 to the Registration Statement

Exhibit Number	Description	Incorporated Herein By Reference To	Filed Herewith

(H)(7)	Amendment to Transfer Agent Servicing Agreement	Post-Effective Amendment No. 26 to the Registration Statement

(H)(8)	Form of Shareholder Services Agreement used by U.S. Bancorp Fund Services, LLC with certain service providers	Post-Effective Amendment No. 25 to the Registration Statement

(H)(10)	Service Agreement between U.S. Bancorp Fund Services, LLC and Thompson Investment Management, Inc.	Post-Effective Amendment No. 26 to the Registration Statement

(H)(11)	Amended and Restated Service Agreement between U.S. Bancorp Fund Services, LLC and Thompson Investment Management, Inc.		X

(H)(12)	Loan Agreement dated as of October 1, 2004 between Registrant (regarding its various series) and U.S. Bank, N.A.	Post Effective Amendment No. 23 to the Registration Statement

(H)(13)	Amendment and Extension of Loan Agreement, effective November 15, 2006, for the benefit of the Thompson Plumb Growth Fund	Post-Effective Amendment No. 25 to the Registration Statement

(H)(14)	Amendment and Extension of Loan Agreement, effective November 15, 2006, for the benefit of the Thompson Plumb Bond Fund	Post-Effective Amendment No. 25 to the Registration Statement

(H)(15)	Second Amended and Restated Reimbursement Agreement between Thompson Plumb Funds, Inc. and Thompson Investment Management, Inc.		X

(H)(16)	Fee Waiver and Expense Reimbursement Commitment Letter from Thompson Investment Management, Inc. regarding expense ratio for the MidCap Fund and Bond Fund	Post-Effective Amendment No. 26 to the Registration Statement

(H)(17)	Power of Attorney for the Board of Directors	Post-Effective Amendment No. 26 to the Registration Statement

(I)	Opinion of Counsel	Post-Effective Amendment No. 19 to the Registration Statement

Exhibit Number	Description	Incorporated Herein By Reference To	Filed Herewith

(J)(1)	Consent of Independent Registered Public Accounting Firm		X

(J)(2)	Consent of Counsel	Post-Effective Amendment No. 26 to the Registration Statement

(K)	Not applicable

(L)	Subscription Agreement between Registrant and Thompson, Unger & Plumb, Inc. (f/k/a FMI Capital Management, Inc.)	Post-Effective Amendment No. 14 to the Registration Statement

(M)	Not applicable

(P)	Code of Ethics	Post-Effective Amendment No. 25 to the Registration Statement